Exhibit 10.1

Execution Version

VELOCITY COMMERCIAL CAPITAL, LLC

$75,000,000

9.875% Senior Secured Notes due 2029

Fully and unconditionally guaranteed by

VELOCITY FINANCIAL, INC.

NOTE PURCHASE AGREEMENT

February 5, 2024

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Section 23.8.	Release of Liens; Authority to Release	49

SECTION 24.	GUARANTEE	50

SECTION 25.	SATISFACTION	51

SECTION 26.	TERMINATION	52

Schedule A	—	Defined Terms

SCHEDULE 1	—	Form of 9.875% Senior Secured Note due 2029

SCHEDULE 5.12	—	Form of the Simpson Thacher & Bartlett LLP Legal Opinion

SCHEDULE 6.5	—	Significant Subsidiaries of the Guarantor

SCHEDULE 11.2	—	Existing Liens

Exhibit A	—	Form of Collateral Agreement

Exhibit B	—	Form of Intercreditor Agreement

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VELOCITY COMMERCIAL CAPITAL, LLC

VELOCITY FINANCIAL, INC.

30699 RUSSELL RANCH ROAD, SUITE 295

WESTLAKE VILLAGE, CALIFORNIA 91362

9.875% Senior Secured Notes due 2029

February 5, 2024

TO THE PURCHASER(S) IDENTIFIED AS PURCHASER(S) ON THE SIGNATURE PAGES HERETO

Ladies and Gentlemen:

Section 1.1. _____This Note Purchase Agreement is one of a series of Note Purchase Agreements (collectively with this Note Purchase Agreement, the “Note Purchase Agreements” and each, a “Note Purchase Agreement”) entered into by Velocity Commercial Capital, LLC, a California limited liability company (the “Issuer”), Velocity Financial, Inc., a Delaware corporation (the “Guarantor” and, together with the Issuer, the “Transaction Entities”), U.S. Bank Trust Company, National Association, as collateral agent (in such role, the “Collateral Agent”), having a corporate trust office at 190 South LaSalle Street, 7th Floor, Chicago, Illinois 60603, and the several Purchasers set forth therein with identical terms and on the same form as this Note Purchase Agreement (except that the Purchaser and principal amount purchased may differ from this Note Purchase Agreement as set forth in each Note Purchase Agreement).

SECTION 2. AUTHORIZATION OF NOTES; INTEREST RATE.

Section 2.1. Authorization of Notes; Additional Notes. The Issuer agrees to the issue and sale of $75,000,000 aggregate principal amount of its 9.875% Senior Secured Notes due 2029 (the “Initial Notes” and, together with any Additional Notes (as defined below), the “Notes”) to the Purchasers on the terms set forth in the Note Purchase Agreements. The Issuer may, from time to time, without the consent of, or notice to, the Purchasers or the Noteholders, as applicable, issue additional notes with the same terms as the Initial Notes (other than differences in the date of issuance, the issue price, the first interest payment date applicable thereto, the first date from which interest will accrue and the interest accrued prior to the issue date of such additional notes) in an unlimited aggregate principal amount (“Additional Notes”); provided, however, that if any such Additional Notes are not fungible with the Initial Notes for U.S. federal income tax purposes and securities law purposes, such Additional Notes will have a separate CUSIP number and provided further, that, both immediately before and on a pro forma basis, after giving effect to the issuance and sale of any such Additional Notes and intended use of proceeds therefrom, (a) no Default or Event of Default has occurred and is continuing (subject to customary “SunGard” or “certain funds” limitations to the extent the proceeds of any Additional Notes are being used to finance a Limited Condition Acquisition), (b) the Issuer is in compliance with Section 11.3 of this Note Purchase Agreement (including, for the avoidance of doubt, any concurrent addition of Collateral) and (c) the Issuer reaffirms the rating for the Notes with one or more NRSROs. The Initial Notes and any Additional Notes will rank equally and ratably and will be treated as a single series for all purposes under the Note Documents. The Notes issued to Qualified Institutional Buyers initially shall be represented by one or more Global Notes, the Notes issued to non-Qualified Institutional Buyers shall be represented by one or more Certificated Notes, as provided in Section 14 and substantially in the form set out in Schedule 1. Certain capitalized and other terms used in this Agreement are defined in Schedule A and, for purposes of this Agreement, the rules of construction set forth in Section 22.4 shall govern.

VELOCITY FINANCIAL, INC.	NOTE PURCHASE AGREEMENT
VELOCITY COMMERCIAL CAPITAL, LLC

Section 2.2. Changes in Interest Rate.

(a) If at any time a Rating Event occurs, then:

(i) as of the first day of the six-month Interest Period that begins following the date of the occurrence of the Rating Event, the Notes shall bear interest at an interest rate of 10.875% per annum (the “Adjusted Interest Rate”);

(ii) the Issuer shall promptly, and in any event within ten (10) Business Days after a Rating Event has occurred, notify the holders of the Notes in writing, sent in the manner provided in Section 19, that a Rating Event has occurred, which written notice shall be accompanied by evidence satisfactory to the Required Holders to such effect and confirming the effective date of the Rating Event and that the Adjusted Interest Rate will be payable in respect of the Notes in consequence thereof; and

(iii) the Issuer shall promptly notify the Paying Agent of any change in the interest rate based on any Rating change, which changes the Paying Agent shall have no duty to monitor.

(b) Notwithstanding the foregoing, in no circumstances will the annual interest rate payable on the Notes exceed 10.875% per annum due to changes in the Rating of the Notes or if the Notes cease to be rated by at least one NRSRO. In addition, the interest rate per annum payable on the Notes will revert to 9.875% per annum beginning on the first day of any six-month Interest Period, if, as of such day, the Notes have a Rating of “BBB-” or above by Egan-Jones or its equivalent by any other NRSRO without giving effect to any credit watch. In no event will the annual interest rate payable on the Notes be less than 9.875%.

(c) Following the occurrence and during the continuance of an Event of Default, the Notes shall bear interest at the Default Rate.

SECTION 3. SALE AND PURCHASE OF NOTES.

Section 3.1. Purchase of Notes. Subject to the terms and conditions of the Note Purchase Agreements, the Issuer will issue and sell to each Purchaser and each Purchaser will purchase from the Issuer, at the Closing provided for in Section 4, Notes in the principal amount specified on such Purchaser’s signature page to the applicable Note Purchase Agreement at the purchase price of 99.081% of the principal amount thereof. The Purchasers’ obligations under the Note Purchase Agreements are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Purchaser under any other Note Purchase Agreements.

SECTION 4. CLOSING.

The sale and purchase of the Notes to be purchased by each Purchaser shall occur at the offices of Simpson Thacher & Bartlett LLP, 2475 Hanover Street, Palo Alto, CA 94304, at 10:00 A.M. New York City time, at a closing (the “Closing”) to be held on February 5, 2024 (the “Closing Date”); provided, however, that the Closing Date may be moved to such other Business Day as may be agreed upon by the Transaction Entities and the Purchasers. At the Closing, the Issuer will deliver to each Purchaser the Notes to be purchased by such Purchaser (in the case of Notes issued to a Qualified Institutional Buyer, for the account of such Purchaser through the facilities of DTC), against delivery by such Purchaser to the Issuer or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Issuer as set forth in wire instructions provided by the Issuer. The Notes issued to Qualified Institutional Buyers initially shall be represented by one or more Global Notes as set forth in Section 14.1. If at the Closing the Issuer shall fail to tender any Notes to any Purchaser as provided above in this Section 4, or any of the conditions specified in Section 5 shall not have been fulfilled to such Purchaser’s satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under the applicable Note Purchase Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure by the Issuer to tender such Notes or any of the conditions specified in Section 5 not having been fulfilled to such Purchaser’s satisfaction.

VELOCITY FINANCIAL, INC.	NOTE PURCHASE AGREEMENT
VELOCITY COMMERCIAL CAPITAL, LLC

SECTION 5. CONDITIONS TO CLOSING.

Each Purchaser’s obligation to purchase and pay for the Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to or at the Closing, of the following conditions:

Section 5.1. Representations and Warranties. The representations and warranties of the Transaction Entities set forth in Section 6 shall be true and correct in all material respects on and as of the Closing Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

Section 5.2. Performance; No Default. The Transaction Entities shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing Date. Before and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 6.19), no Default or Event of Default shall have occurred and be continuing.

Section 5.3. Compliance Certificates.

(a) Officer’s Certificate. Each of the Transaction Entities shall have delivered to such Purchaser an Officer’s Certificate, dated the Closing Date, certifying that the conditions specified in Sections 5.1 and 5.2 have been fulfilled.

(b) Secretary’s Certificate. Each of the Transaction Entities shall have delivered to such Purchaser a certificate of its Secretary, dated the Closing Date, certifying as to (i) the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Note Documents to which it is a party and (ii) each of the Transaction Entity’s organizational documents as then in effect.

(c) Good Standing Certificates. Each of the Transaction Entities shall have delivered to such Purchaser a certificate of good standing, certificate of fact or certificate of existence dated as of a recent date from the Secretary of State of its jurisdiction of organization, and each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to be so qualified could not reasonably be expected to have a Material Adverse Effect.

VELOCITY FINANCIAL, INC.	NOTE PURCHASE AGREEMENT
VELOCITY COMMERCIAL CAPITAL, LLC

(d) Certified Articles. Each of the Transaction Entities shall have delivered to such Purchaser certified copies of its certificate of formation or other registered organizational documents from the Secretary of State of its jurisdiction of organization.

Section 5.4. Collateral Documents. The Collateral Agent and the Purchaser shall have received copies of the Collateral Documents duly executed by the Issuer and the Collateral Agent, which shall be in full force and effect and the Issuer shall have performed all of its obligations thereunder required to be performed as of the Closing.

Section 5.5. Purchase Permitted By Applicable Law, Etc. On the Closing Date, such Purchaser’s purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including Regulation T, U or X of the Board of Governors of the Federal Reserve System) applicable to such Purchaser and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law, in the case of each of the foregoing clauses (a), (b) and (c), or regulation was not in effect on the date hereof. If requested by such Purchaser, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

Section 5.6. Sale of Other Notes. Contemporaneously with the sale and purchase of the Notes to be purchased by the Purchaser identified on the signature page hereto, the Issuer shall sell to each other Purchaser and each other Purchaser shall purchase the Notes to be purchased by it at the Closing as specified on the signature page to such Purchaser’s Note Purchase Agreement.

Section 5.7. Rating of the Notes. Egan-Jones shall have issued a rating for the Notes of not less than BBB.

Section 5.8. Changes in Corporate Structure. None of the Transaction Entities shall have changed its jurisdiction of incorporation or organization, as applicable, or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time following December 31, 2023.

Section 5.9. Funding Instructions. At least three (3) Business Days prior to the Closing Date, each Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of the Issuer confirming (i) the name and address of the transferee bank, (ii) such transferee bank’s ABA number and (iii) the account name and number into which the purchase price for the Notes is to be deposited.

Section 5.10. Consents and Amendments. To the extent that any approval or consent is required for the execution and delivery of this Agreement and performance of the transactions contemplated hereunder by the Transaction Entities, including but not limited to under the Note Purchase Agreements dated March 15, 2022 by and among the Transaction Entities, the Collateral Agent and the Purchasers party thereto, governing the terms of the Existing Notes, the Issuer shall have delivered to the Purchasers evidence of such written approval or consent from any such party whose approval or consent is required.

VELOCITY FINANCIAL, INC.	NOTE PURCHASE AGREEMENT
VELOCITY COMMERCIAL CAPITAL, LLC

Section 5.11. Collateral Documents and Filings. The UCC financing statements required to be filed in connection with the transactions contemplated by this Agreement and the Collateral Documents shall have been properly filed in each office required in order to perfect the valid first priority Lien on the Collateral created in favor of the Collateral Agent, for the ratable benefit of the Collateral Agent and the holders of the Notes, pursuant to the Collateral Documents, to the extent such security interest can be perfected by such filing (subject to Permitted Liens) and all necessary filing fees, and all taxes and other charges related to such filings, shall have been paid in full (or reasonably satisfactory arrangements shall have been made for such payment). Upon request of the Purchaser, the Issuer shall have furnished to such Purchaser copies of the Collateral Documents executed on the Closing Date.

Section 5.12. Legal Opinions. The Transaction Entities shall have delivered to such Purchaser the opinion of Simpson Thacher & Bartlett LLP, counsel to the Transaction Entities, substantially to the effect set forth in Schedule 5.12 hereto.

SECTION 6. REPRESENTATIONS AND WARRANTIES OF THE TRANSACTION ENTITIES.

Each of the Transaction Entities represents and warrants to each Purchaser, as of the Closing Date (or, if any such representations and warranties expressly relate to an earlier date, then as of such earlier date), that:

Section 6.1. Organization; Power and Authority. Each of the Transaction Entities and their respective subsidiaries is duly formed or organized and validly existing as a corporation, limited liability company, limited partnership or other organization in good standing under the laws of the jurisdiction of its incorporation, formation or organization with full corporate, limited liability company or limited partnership authority, as applicable, to own, lease and operate its properties and to conduct its business as presently conducted and as described in the SEC Filings and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 6.2. Due Authorization, Execution and Delivery.

(a) The Issuer’s execution and delivery of this Note Purchase Agreement and each of the other Note Documents to which it is a party and the performance by the Issuer of its obligations under this Note Purchase Agreement and each of the Note Documents to which it is a party has been duly authorized by the Issuer, and this Note Purchase Agreement and each of the other Note Documents to which it is a party have been duly executed and delivered by the Issuer, and, assuming due authorization, execution and delivery by the other parties thereto (other than the Guarantor), this Note Purchase Agreement and each of the other Note Documents to which it is a party constitute legal, valid and binding obligations of the Issuer, in accordance with their terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b) The Guarantor’s execution and delivery of this Note Purchase Agreement and each of the other Note Documents to which it is a party and the performance by the Guarantor of its obligations under this Note Purchase Agreement and each of the Note Documents to which it is a party has been duly authorized by the Guarantor, and this Note Purchase Agreement and each of the other Note Documents to which it is a party have been duly executed and delivered by the Guarantor, and, assuming due authorization, execution and delivery by the other parties thereto (other than the Issuer), this Note Purchase Agreement and each of the other Note Documents to which it is a party constitute legal, valid and binding obligations of the Guarantor, in accordance with their terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

VELOCITY FINANCIAL, INC.	NOTE PURCHASE AGREEMENT
VELOCITY COMMERCIAL CAPITAL, LLC

Section 6.3. Disclosure.

(a) As of its respective date, and, if amended, as of the date of the last such amendment, no SEC Filing contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading. “SEC Filings” means the Guarantor’s reports, registration statements, prospectuses and other documents filed by it with the SEC under the Exchange Act or the Securities Act since January 1, 2023 and the disclosure under the heading “Risk Factors” in the Guarantor’s registration statement on Form S-3 (file no. 333-258971) filed on September 1, 2021.

(b) No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the SEC Filings has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

Section 6.4. Financial Statements: Auditors.

(a) The consolidated financial statements of the Guarantor, together with the related schedules and notes thereto, included in the SEC Filings present fairly in all material respects the financial condition, results of operations, cash flows and changes in financial position of the Guarantor and its subsidiaries (including the Issuer) on the basis stated in the SEC Filings at the respective dates or for the respective periods to which they apply; such financial statements and related schedules and notes thereto have been prepared in conformity with GAAP applied consistently throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the SEC Filings is accurately presented in all material respects. There are no other financial statements (historical or pro forma) that are required to be included in the SEC Filings. Neither of the Transaction Entities have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), that are not disclosed in the SEC Filings. All disclosures contained in the SEC Filings, if any, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act and Item 10(e) of Regulation S-K under the Securities Act, to the extent applicable, and present fairly in the information shown therein and the Guarantor’s basis for using such measures. The interactive data in eXtensible Business Reporting Language included in the SEC Filings, if any, fairly present the information called for in all material respects and have been prepared in accordance with the SEC’s rules and guidelines applicable thereto in all material respects.

(b) Each of KPMG LLP and RSM US LLP, who has certified the audited financial statements and/or reviewed the interim financial statements, as applicable, of the Guarantor included in the SEC Filings, was, as of the applicable dates, an independent registered public accounting firm as required by the Securities Act and the applicable rules and regulations adopted by the Commission and the Public Accounting Oversight Board (United States).

Section 6.5. Organization and Ownership of Shares of Subsidiaries. Each of the Guarantor’s “significant subsidiaries” as defined by Rule 1-02 of Regulation S-X that is organized as a corporation, limited or general partnership or limited liability company is listed on Schedule 6.5 hereto.

VELOCITY FINANCIAL, INC.	NOTE PURCHASE AGREEMENT
VELOCITY COMMERCIAL CAPITAL, LLC

Each such significant subsidiary of the Guarantor (i) has been duly organized and is validly existing as a corporation, limited or general partnership or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its organization, (ii) has power and authority to own, lease and operate its properties and to conduct its business as described in the SEC Filings and (iii) is duly qualified as a foreign corporation, limited or general partnership or limited liability company, as the case may be, to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except, in each case in this sentence, where the failure so to qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Effect. Except as otherwise disclosed in the SEC Filings, all of the issued and outstanding shares of capital stock of each such subsidiary that is a corporation, all of the issued and outstanding partnership interests of each such subsidiary that is a limited or general partnership and all of the issued and outstanding limited liability company interests, membership interests or other similar interests of each such subsidiary that is a limited liability company have been duly authorized and validly issued, are fully paid and (except in the case of general partnership interests) non-assessable and are owned by the Guarantor, directly or through subsidiaries, free and clear of any Lien that is prohibited by the Note Documents; and none of the issued and outstanding shares of capital stock of any such subsidiary that is a corporation, none of the issued and outstanding partnership interests of any such subsidiary that is a limited or general partnership, and none of the issued and outstanding limited liability company interests, membership interests or other similar interests of any such subsidiary that is a limited liability company was issued in violation of any preemptive rights, rights of first refusal or other similar rights of any securityholder of such subsidiary or any other person. Schedule 6.5 accurately sets forth whether each such significant subsidiary of the Guarantor is a corporation, limited or general partnership or limited liability company and the jurisdiction of organization of each such subsidiary and, in the case of any significant subsidiary which is a partnership or limited liability company, its general partners and managing members, respectively. The only subsidiaries of the Guarantor are (A) the Issuer, (B) the subsidiaries of the Guarantor listed on Exhibit 21 to the Guarantor’s most recent Annual Report on Form 10-K and (C) certain other subsidiaries which, considered in the aggregate as a single subsidiary, do not constitute a significant subsidiary, as defined in Rule 1-02 of Regulation S-X.

Section 6.6. No Restriction on Dividends. Except as described in the SEC Filings, neither Transaction Entity nor any of its respective subsidiaries (other than Securitization Entities or Warehouse Facility Entities) will be a party to or otherwise bound by any instrument or agreement that limits or prohibits or could limit or prohibit, directly or indirectly, either Transaction Entities from paying any dividends or making other distributions on its capital stock, and no subsidiary of a Transaction Entity (other than Securitization Entities or Warehouse Facility Entities) is a party to or otherwise bound by any instrument or agreement that limits or prohibits or could limit or prohibit, directly or indirectly, any such subsidiary of a Transaction Entity from paying any dividends or making any other distributions on its capital stock, limited or general partnership interests, limited liability company interests, or other equity interests, as the case may be, or from repaying any loans or advances from, or (except for instruments or agreements that by their express terms prohibit the transfer or assignment thereof or of any rights thereunder) transferring any of its properties or assets to, a Transaction Entity or any other subsidiary.

Section 6.7. Compliance with Laws, Other Instruments, Etc. None of the issuance and sale of the securities by the Transaction Entities, the execution, delivery and performance by each of the Transaction Entities of the Note Documents to which it is a party, nor the consummation by the Transaction Entities of the transactions contemplated herein or therein will (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of either of the Transaction Entities or any of their respective subsidiaries under, any (A) indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease or any other agreement or instrument to which either of the Transaction Entities or any of their respective subsidiaries is bound or by which either of the Transaction Entities, or any of their respective subsidiaries or any of their respective properties may be bound or affected or (B) the corporate charter, operating agreement, regulations or by-laws or shareholders agreement, as applicable, of either of the Transaction Entities or any of their respective subsidiaries, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to either of the Transaction Entities or any of their respective subsidiaries, or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to either of the Transaction Entities or any of their respective subsidiaries, in each case, except where any of the foregoing (other than clause (i)(B) above), individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

VELOCITY FINANCIAL, INC.	NOTE PURCHASE AGREEMENT
VELOCITY COMMERCIAL CAPITAL, LLC

Section 6.8. Governmental Authorizations, Etc. No material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any Person is necessary or required in connection with the execution, delivery or performance by the Transaction Entities of this Agreement or any other Note Document, the grant by the Issuer of the Liens granted by it pursuant to the Collateral Documents, the perfection or maintenance of the Liens created under the Collateral Documents (including the priority thereof) or the exercise by the holders of the Notes of their rights under the Note Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents, except for (i) filings and registrations necessary to perfect the Liens on the Collateral granted by the Issuer in favor of the holders of the Notes, (ii) the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect (except to the extent not required to be obtained, taken, given or made or in full force and effect pursuant to the Note Documents) and (iii) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 6.9. Litigation; Observance of Agreements, Statutes and Orders.

(a) Except as disclosed in the SEC Filings, (i) there is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Transaction Entities, threatened, against or affecting the Transaction Entities that would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, or that would reasonably be expected to materially and adversely affect the consummation of the transactions contemplated in this Agreement and the other Note Documents, as applicable, or the performance by the Transaction Entities of their respective obligations hereunder or thereunder.

(b) The operations of the Transaction Entities and their respective subsidiaries are and have been conducted in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the USA PATRIOT Act of 2001, as amended, or the money laundering statutes of all jurisdictions where the Transaction Entities conduct business (the “Anti-Money Laundering Laws”), the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency.

(c) Neither of the Transaction Entities nor any of their respective subsidiaries nor, to the knowledge of the Transaction Entities, any director, officer, agent, employee or affiliate of the Transaction Entities or any of their respective subsidiaries has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended (the “Foreign Corrupt Practices Act”), and the rules and regulations thereunder or any similar anti-corruption law (collectively, “Anti-Corruption Laws”), including, without limitation, taking any action in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the Foreign Corrupt Practices Act) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the Anti-Corruption Laws; and the Transaction Entities and their respective subsidiaries and, to the knowledge of the Transaction Entities, its affiliates have conducted their businesses in compliance in all material respects with the Anti-Corruption Laws and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance in all material respects therewith.

VELOCITY FINANCIAL, INC.	NOTE PURCHASE AGREEMENT
VELOCITY COMMERCIAL CAPITAL, LLC

(d) Neither of the Transaction Entities nor any of their respective subsidiaries nor, to the knowledge of the Transaction Entities, any director, officer, agent, employee or affiliate of the Transaction Entities or any of their respective subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); and the Transaction Entities will not directly or indirectly use the proceeds of the sale of the securities, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC (a “Sanctioned Person”). In addition, neither of the Transaction Entities nor any of the their respective subsidiaries, nor, to the knowledge of the Transaction Entities, any director, officer, agent, employee or affiliate of the Transaction Entities or any of their respective subsidiaries, is an individual or entity currently the subject of any sanctions administered or enforced by OFAC, the United Nations Security Council, the European Union or Her Majesty’s Treasury (collectively, “Sanctions”), nor are the Transaction Entities nor any of their respective subsidiaries located, organized or resident in a country or territory that is the subject or the target of comprehensive Sanctions, including, without limitation, Cuba, Iran, North Korea, Syria and the Crimea region (each, a “Sanctioned Country”). Neither of the Transaction Entities will, directly or indirectly, use the proceeds of the sale of the securities, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity to fund or facilitate any activities of or business with any person, or in any country or territory, that, at the time of such funding or facilitation, is a Sanctioned Person or Sanctioned Country, in each case, in any manner that will result in a violation by any person (including any person participating in the transaction, whether as Purchaser, advisor, investor or otherwise) of Sanctions. For the past five years, neither the Transaction Entities nor any of their respective subsidiaries have knowingly engaged in, or are now knowingly engaged in, any dealings or transactions with any person that at the time of the dealing or transaction is or was a Sanctioned Person or with any Sanctioned Country.

(e) Except as described in the SEC Filings and except as would not, individually or in the aggregate, result in a Material Adverse Effect, (A) neither Transaction Entity nor any of their respective subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (B) the Transaction Entities and their subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws to conduct the business now operated by them and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, Liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against either Transaction Entity or any of its subsidiaries and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Transaction Entities or any of their respective subsidiaries relating to Hazardous Materials or any Environmental Laws.

VELOCITY FINANCIAL, INC.	NOTE PURCHASE AGREEMENT
VELOCITY COMMERCIAL CAPITAL, LLC

(f) Neither of the Transaction Entities nor any of their respective subsidiaries is (i) in violation of (A) its articles of incorporation or bylaws, or other organizational documents, (B) any federal, state or foreign law, ordinance, administrative or governmental rule or regulation applicable to a Transaction Entity or any of their subsidiaries, or (C) any decree of any federal, state or foreign court or governmental agency or body having jurisdiction over either of the Transaction Entities or any of their respective subsidiaries, except, in the case of (B) and (C), for violations that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; or (ii) in default in any material respect in the performance of any obligation, agreement or condition contained in any agreement, contract, lease or other instrument to which such Transaction Entity is a party (“Existing Instrument”), except for such defaults which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and there does not exist any state of facts that constitutes an event of default on the part of either of the Transaction Entities or any of their respective subsidiaries as defined in such documents or that, with notice or lapse of time or both, would constitute such an event of default, except for such events of default which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 6.10. Taxes. The Transaction Entities and their respective subsidiaries have filed all foreign, federal, state and local tax returns that are required to be filed or have obtained extensions thereof, except where the failure so to file would not, individually or in the aggregate, result in a Material Adverse Effect, and have paid all taxes (including, without limitation, any estimated taxes) required to be paid and any other assessment, fine or penalty, to the extent that any of the foregoing is due and payable, except for any such tax, assessment, fine or penalty that is currently being contested in good faith by appropriate actions and except for such taxes, assessments, fines or penalties the nonpayment of which would not, individually or in the aggregate, result in a Material Adverse Effect.

Section 6.11. Affiliate Transactions. There are no business relationships or related party transactions involving the Guarantor or any of its subsidiaries or, to the knowledge of the Guarantor, any other person that are required to be described in the SEC Filings that have not been described as required.

Section 6.12. Title to Property. The Guarantor and its subsidiaries have good and marketable title to all real property owned by any of them (if any) and good title to all other properties and assets owned by any of them, in each case, free and clear of all Liens except such as (A) are described in the SEC Filings or (B) are not, individually or in the aggregate, material to the Guarantor and its subsidiaries taken as a whole, are not required to be disclosed in the SEC Filings, do not, individually or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Guarantor or any of its subsidiaries; all real property, buildings and other improvements, and all equipment and other property, held under lease or sublease by the Guarantor or any of its subsidiaries is held by them under valid, subsisting and enforceable leases or subleases, as the case may be, with, solely in the case of leases or subleases relating to real property and buildings or other improvements, such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings or other improvements by the Guarantor and its subsidiaries, and all such leases and subleases are in full force and effect; and neither the Guarantor nor any of its subsidiaries has received any notice of any claim of any sort that has been asserted by anyone adverse to the rights of the Guarantor or any of its subsidiaries under any of the leases or subleases mentioned above or affecting or questioning the rights of the Guarantor or any of its subsidiaries to the continued possession of the leased or subleased premises, or to the continued use of the leased or subleased equipment or other property, except for such claims which, if successfully asserted against the Guarantor or any of its subsidiaries, would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

VELOCITY FINANCIAL, INC.	NOTE PURCHASE AGREEMENT
VELOCITY COMMERCIAL CAPITAL, LLC

Section 6.13. Intellectual Property. The Guarantor and its subsidiaries own and possess or have valid and enforceable licenses to use, all patents, patent rights, patent applications, licenses, copyrights, inventions, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names, service names, software, internet addresses, domain names and other intellectual property (collectively, “Intellectual Property”) that is described in the SEC Filings or that is necessary for the conduct of their respective businesses as currently conducted, as proposed to be conducted and as described in the SEC Filings; neither the Guarantor nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interests of the Guarantor or any of its subsidiaries therein; there are no third parties who have or, to the knowledge of the Transaction Entities, will be able to establish rights to any Intellectual Property of the Guarantor or any of its subsidiaries, except for, and to the extent of, the ownership rights of the owners of the Intellectual Property which the SEC Filings disclose is licensed to the Guarantor or any of its subsidiaries; there is no pending or, to the knowledge of the Transaction Entities, threatened action, suit, proceeding or claim by others challenging the Guarantor’s or any subsidiary’s rights in or to any such Intellectual Property, or challenging the validity, enforceability or scope of any such Intellectual Property, or asserting that the Guarantor or any subsidiary infringes or otherwise violates, or would, upon the commercialization of any product or service described in the SEC Filings, infringe or violate, any Intellectual Property of others, and the Transaction Entities are unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim; the Guarantor and its subsidiaries have complied with the terms of each agreement pursuant to which any Intellectual Property has been licensed to the Guarantor or any subsidiary, all such agreements are in full force and effect, and no event or condition has occurred or exists that gives or with notice or passage of time or both, would give any person the right to terminate any such agreement; and there is no patent or patent application that contains claims that interfere with the issued or pending claims of any such Intellectual Property of the Guarantor or any of its subsidiaries or that challenges the validity, enforceability or scope of any such Intellectual Property, except, in each case with respect to this Section 6.13, such failures, allegations, actions, proceedings, violations, infringements, or other circumstances as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

Section 6.14. Controls. The Guarantor and its consolidated subsidiaries maintain and have maintained effective “internal control over financial reporting” (as defined in Rule 13a-15 and 15d-15 under the Exchange Act). The Guarantor and its consolidated subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the SEC Filings, since the end of the Guarantor’s most recent audited fiscal year, there has been (1) no material weakness (as defined in Rule 1-02 of Regulation S-X) in the Company’s and its subsidiaries’ internal controls over financial reporting (whether or not remediated) and (2) no change in the Guarantor’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Guarantor’s internal control over financial reporting. The Guarantor and its subsidiaries, on a consolidated basis, maintain “disclosure controls and procedures” as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, and is accumulated and communicated to the Guarantor’s management, including its principal executive officer or officers and principal financial officer or officers, as appropriate, to allow timely decisions regarding disclosure.

VELOCITY FINANCIAL, INC.	NOTE PURCHASE AGREEMENT
VELOCITY COMMERCIAL CAPITAL, LLC

Section 6.15. Sarbanes-Oxley Compliance. There is and has been no failure on the part of the either Transaction Entity or any of their directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act with which any of them is required to comply, including Section 402 related to loans and Sections 302 and 906 related to certifications..

Section 6.16. ERISA. None of the following events has occurred or exists: (i) a failure to fulfill the obligations, if any, under the minimum funding standards of Section 302 of ERISA with respect to a Plan (as defined below) determined without regard to any waiver of such obligations or extension of any amortization period; (ii) an audit or investigation by the Internal Revenue Service, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other federal, state or foreign governmental or regulatory agency with respect to the employment or compensation of employees by the Transaction Entities or any of their subsidiaries that might reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect; or (iii) any breach of any contractual obligation, or any violation of law or applicable qualification standards, with respect to the employment or compensation of employees by the Transaction Entities or any of their subsidiaries that might reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. None of the following events has occurred or is reasonably likely to occur: (i) a material increase in the aggregate amount of contributions required to be made to all Plans in the current fiscal year of the Guarantor and its subsidiaries compared to the amount of such contributions made in the Guarantor’s most recently completed fiscal year; (ii) a material increase in the “accumulated post-retirement benefit obligations” (within the meaning of Accounting Standards Codification Topic 715-60) of the Guarantor and its subsidiaries compared to the amount of such obligations in the Guarantor’s most recently completed fiscal year; (iii) any event or condition giving rise to a liability under Title IV of ERISA that might reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect; or (iv) the filing of a claim by one or more employees or former employees of the Transaction Entities or any of their subsidiaries related to its or their employment that might reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. For purposes of this paragraph and the definition of ERISA, the term “Plan” means a plan (within the meaning of Section 3(3) of ERISA) with respect to which the Company or any of its subsidiaries may have any liability.

Section 6.17. Insurance. The Transaction Entities and their respective subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; all policies of insurance and any fidelity or surety bonds insuring the Transaction Entities or any of their respective subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Transaction Entities and their respective subsidiaries are in compliance with the terms of such policies and instruments in all material respects; there are no claims by either Transaction Entity or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; neither Transaction Entity nor any such subsidiary has been refused any insurance coverage sought or applied for; and neither Transaction Entity nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers at a cost that would not, individually or in the aggregate, result in a Material Adverse Effect.

VELOCITY FINANCIAL, INC.	NOTE PURCHASE AGREEMENT
VELOCITY COMMERCIAL CAPITAL, LLC

Section 6.18. Private Offering by the Transaction Entities. None of the Transaction Entities nor anyone acting on their behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy the Notes or any similar securities from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and other accredited investors, each of which has been offered the securities in a private sale for investment. None of the Transaction Entities nor anyone acting on their behalf has taken, or will take, any action that would subject the issuance or sale of the securities to the registration requirements of Section 5 of the Securities Act or to the registration requirements of any securities or blue sky laws of any applicable jurisdiction.

Section 6.19. Use of Proceeds; Margin Regulations.

(a) The Issuer is not engaged nor will it engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock, or extending credit for the purpose of buying or carrying margin stock, and no part of the proceeds from the sale of the securities hereunder will be used, directly or indirectly, for any purpose that violates Regulation U. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

(b) None of the Transaction Entities is, and after the issuance of the securities and the use of the proceeds therefrom will be, required to be registered as an “investment company” under the Investment Company Act of 1940.

Section 6.20. Cyber Security. There has been no security breach or incident, unauthorized access or disclosure, or other compromise of or relating to any of the Guarantor’s and its subsidiaries’ information technology and computer systems, networks, hardware, software, data and databases (including the data and information of their respective customers, employees, suppliers, vendors and any third party data maintained, processed or stored by the Guarantor and its subsidiaries, and any such data processed or stored by third parties on behalf of the Guarantor and its subsidiaries), equipment or technology (collectively, “IT Systems and Data”) and the Guarantor and its subsidiaries have not been notified of, and have no knowledge of any such event or condition that would reasonably be expected to result in, any security breach or incident, unauthorized access or disclosure or other compromise to their IT Systems and Data, except in each case, for any breach, incident, access, compromise, event or condition that would not reasonably be expected individually or in the aggregate, to result in a Material Adverse Effect. The Guarantor and its subsidiaries are presently in material compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except for any failure to comply that would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. The Guarantor and its subsidiaries have implemented appropriate controls, policies, procedures, and technological safeguards designed to maintain and protect the integrity, continuous operation, redundancy and security of their IT Systems and Data reasonably consistent with industry standards and practices, or as required by applicable regulatory standards.

VELOCITY FINANCIAL, INC.	NOTE PURCHASE AGREEMENT
VELOCITY COMMERCIAL CAPITAL, LLC

Section 6.21. Collateral Documents. Except as otherwise contemplated hereby or under any other Note Documents, the provisions of the Collateral Documents (together with such filings and other actions required to be taken hereby or by the applicable Collateral Documents) are effective to create in favor of the Collateral Agent, for the benefit of the Collateral Agent and the holders of the Notes (subject to Permitted Liens), a legal, valid, enforceable Lien on all right, title and interest of the Issuer in the Collateral described therein and (i) when financing statements and other filings in appropriate form are filed in the applicable filing offices in the appropriate jurisdictions and (ii) upon the taking of possession or control by the Collateral Agent of such Collateral with respect to which a security interest may be perfected only by possession or control (which possession or control shall be given to the Collateral Agent to the extent possession or control by the Collateral Agent is required by the Collateral Documents), the Liens created by the Collateral Documents shall constitute fully perfected Liens on, and security interests in (to the extent intended to be created thereby), all right, title and interest of the grantors in such Collateral to the extent perfection can be obtained by filing financing statements, in each case subject to no Liens other than Permitted Liens.

SECTION 7. REPRESENTATIONS OF THE PURCHASERS.

Section 7.1. Purchase for Investment. The Purchaser identified on the signature page hereto represents that it is purchasing the securities for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof; provided that the disposition of such Purchaser’s or their property shall at all times be within such Purchaser’s or their control. The Purchaser identified on the signature page hereto understands that the offer and sale of the securities have not been registered under the Securities Act and such securities may be resold only if such resale is registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Issuer is not required to register the offer and sale, or resale, of the Notes. The Issuer and Purchaser identified on the signature page hereto agree that such Purchaser is not a Competitor.

Section 7.2. Investment Experience; Access to Information. The Purchaser identified on the signature page hereto (a) is an “accredited investor” as defined in clauses (1), (2), (3), (7), (8), (9), (12) or (13) of Rule 501(a) of Regulation D promulgated under the Securities Act, (b) either alone or together with its representatives has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of this investment and make an informed decision to so invest, and has so evaluated the risks and merits of such investment, (c) has the ability to bear the economic risks of this investment and can afford a complete loss of such investment, (d) understands the terms of and risks associated with the purchase of the Notes, including, without limitation, a lack of liquidity, pricing availability and risks associated with the industry in which the Transaction Entities operate, (e) has had the opportunity to review the business and financial condition of the Transaction Entities as such Purchaser has determined to be necessary in connection with the purchase of the Notes, and (f) has had an opportunity to ask such questions and make such inquiries concerning the Transaction Entities, its business and its financial condition as such the Purchaser has deemed appropriate in connection with such purchase and to receive satisfactory answers to such questions and inquiries. If so indicated on its signature page to this Agreement by inclusion thereon of the CUSIP for the Global Note (92259R AC9), each undersigned Purchaser is a Qualified Institutional Buyer.

Section 7.3. Authorization. The Purchaser identified on the signature page hereto has full power and authority to enter into this Agreement. This Agreement, when executed and delivered by such Purchaser, will constitute a valid and legally binding obligation of such Purchaser, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

VELOCITY FINANCIAL, INC.	NOTE PURCHASE AGREEMENT
VELOCITY COMMERCIAL CAPITAL, LLC

SECTION 8. INFORMATION AS TO TRANSACTION ENTITIES.

Section 8.1. Financial and Business Information. Subject to Section 8.1(c), the Transaction Entities shall deliver to each Purchaser (other than a Competitor):

(a) Quarterly Statements. Within forty-five (45) days after the end of each quarterly fiscal period in each fiscal year of the Transaction Entities (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

(i) a consolidated balance sheet of the Guarantor and its subsidiaries (including the Issuer) as of the end of such quarter, and

(ii) consolidated statements of operations, changes in shareholders’ equity and cash flows of the Guarantor and its subsidiaries (including the Issuer), for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth, in each case in comparative form, the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments;

(b) Annual Statements. Within ninety (90) days after the end of each fiscal year of the Transaction Entities, duplicate copies of,

(i) a consolidated balance sheet of the Guarantor and its subsidiaries (including the Issuer) as of the end of such year, and

(ii) consolidated statements of operations, changes in shareholders’ equity and cash flows of the Guarantor and its subsidiaries (including the Issuer) for such year,

setting forth, in each case in comparative form, the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon of independent public accountants (without an emphasis of matter paragraph related to “going concern” as defined by Statement on Accounting Standards AU-C Section 570 “The Auditor’s Consideration of an Entity’s Ability to Continue as a Going Concern” (or any similar statement under any amended or successor rule as may be adopted by the Auditing Standards Board from time to time) (other than (1) solely with respect to, or expressly resulting solely from, an upcoming maturity date under the documentation governing any Indebtedness, (2) the activities, operations, financial results, assets or liabilities of any subsidiaries of the Issuer that are not Guarantors or (3) any prospective breach of the financial covenants in Section 11.3), which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances.

VELOCITY FINANCIAL, INC.	NOTE PURCHASE AGREEMENT
VELOCITY COMMERCIAL CAPITAL, LLC

(c) SEC Filings. Notwithstanding anything to the contrary in Sections 8.1(a) and (b) above, the Transaction Entities shall not be required to provide quarterly and annual statements to each Purchaser of a Note in accordance with Sections 8.1(a) and (b) to the extent that the Guarantor has filed with the SEC any Quarterly Report on Form 10-Q or Annual Report on Form 10-K for the relevant fiscal period within the time periods set forth in Section 8.1(a) and (b) above.

(d) Notice of Default or Event of Default. Promptly, and in any event within five Business Days after a Responsible Officer becomes aware of the existence of any Default or Event of Default, the Transaction Entities shall provide the Purchasers a written notice specifying the nature and period of existence thereof and what action the Transaction Entities are taking or propose to take with respect thereto;

(e) Notice of Material Adverse Effect. The Transaction Entities shall provide the Purchasers promptly, and in any event within 30 days after a Responsible Officer has received a written notice of any breach or non-performance of, or any default under, an Existing Instrument of the Transaction Entities that has resulted or would reasonably be expected to result in a Material Adverse Effect.

(f) Information from Purchasers. Upon request by the Transaction Entities, a Purchaser shall provide information to the Transaction Entities as reasonably requested by the Transaction Entities to allow the Transaction Entities to determine such Purchaser is not a Competitor, and the Purchaser shall provide such information within twenty (20) Business Days of such request. If the Transaction Entities make such request in good faith and acts reasonably in furtherance of the foregoing and such Purchaser does not provide adequate information to the Transaction Entities for the Transaction Entities to make a determination, the Transaction Entities shall be entitled to treat such Purchaser as a Competitor.

Section 8.2. Officer’s Certificate. Each set of financial statements delivered to a Purchaser pursuant to Sections 8.1(a) or (b) shall be accompanied by an Officer’s Certificate as provided in this Section 8.2; provided, however, that if the Transaction Entities are not required to deliver to Purchasers the financial statements pursuant to Sections 8.1(a) or (b) as a result of their compliance with Section 8.1(c), the Transaction Entities shall nonetheless deliver to the Purchasers an Officer’s Certificate in accordance with this Section 8.2 within the time periods set forth in Sections 8.1(a) or (b), as applicable, but in no event later than five (5) Business Days after the applicable Quarterly Report on Form 10-Q or Annual Report on Form 10-K has been filed with the SEC.

(a) Covenant Compliance. The Officer’s Certificate shall certify that the Transaction Entities are in compliance with the financial covenants of Section 11.3 and shall set forth the information from such financial statements that is required in order to establish whether the Transaction Entities were in compliance with the requirements of Section 11.3 during the quarterly or annual period covered by the financial statements then being furnished (or deemed to have been furnished in accordance with Section 8.1(c)) (including with respect to each such provision that involves mathematical calculations, the information from such financial statements that is required to perform such calculations) and, to the extent that Section 11.3 sets forth any maximum or minimum amount, ratio or percentage applicable to the Transaction Entities, the calculation of the amount, ratio or percentage, as the case may be, then in existence; and

VELOCITY FINANCIAL, INC.	NOTE PURCHASE AGREEMENT
VELOCITY COMMERCIAL CAPITAL, LLC

(b) Event of Default. The Officer’s Certificate shall certify that such Senior Financial Officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Transaction Entities and their respective subsidiaries from the beginning of the quarterly or annual period covered by the financial statements then being furnished (or deemed to have been furnished in accordance with Section 8.1(c)) to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Transaction Entities shall have taken or propose to take with respect thereto.

Section 8.3. Electronic Delivery. Financial statements, opinions of independent certified public accountants, notices, other information and Officer’s Certificates that are required to be delivered by the Transaction Entities pursuant to Section 8.1(a), Section 8.1(b) and Section 8.2 shall be deemed to have been delivered if such financial statements satisfying the requirements of Sections 8.1(a) or (b) and related Officer’s Certificate satisfying the requirements of Section 8.2 are delivered to each Purchaser by e-mail at the e-mail address set forth in such Purchaser’s signature page to the applicable Note Purchase Agreement (or otherwise in accordance with the procedures of DTC) or as communicated from time to time in a separate writing delivered to the Transaction Entities. The Transaction Entities will be deemed to have delivered the Officer’s Certificate when e-mailed to a Purchaser’s email address listed on such Purchaser’s signature page to the applicable Note Purchase Agreement or as otherwise communicated from time to time to the Transaction Entities. In no event will the Transaction Entities be liable if such e-mail address is invalid or inoperable. Without limitation of the foregoing, in the event of an invalid or inoperable email address, the Transaction Entity will make a reasonable good, faith attempt to contact the Purchaser by other means.

SECTION 9. PAYMENT AND PREPAYMENT OF THE NOTES.

Section 9.1. Interest on the Notes; Maturity. Interest on each Note shall be paid at the times and in the amounts set forth therein. As provided therein, the entire unpaid principal balance of each Note shall be due and payable on the Maturity Date thereof.

Section 9.2. Optional Prepayments.

(a) With respect to an Optional Prepayment Date that occurs prior to February 15, 2027 the Issuer may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part, of the Notes, at 104.9375% of the principal amount so prepaid, plus accrued and unpaid interest thereon to, but excluding, the Optional Prepayment Date (subject to the right of holders of record on the relevant Record Date to receive interest due on an Interest Payment Date that is on or prior to the Optional Prepayment Date), plus the Make-Whole Amount, determined for the Optional Prepayment Date with respect to such principal amount. The term “Make-Whole Amount” means the amount (not less than zero) calculated by the Issuer equal to the present value at the Optional Prepayment Date of all required interest payments due through February 15, 2027 (assuming such date were an Interest Payment Date) on the Notes being prepaid (excluding accrued but unpaid interest thereon to, but excluding the Optional Prepayment Date), with such present value computed using a discount rate equal to sum of the Treasury Rate plus 0.50%. “Treasury Rate” means, with respect to a particular prepayment date, the yield to maturity, as determined by the Issuer, of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15 (519) that has become publicly available at least two Business Days prior to the date of the applicable optional prepayment notice pursuant to Section 9.3 (the “Make-Whole Amount Calculation Date”) (or, if such Statistical Release is no longer published or the applicable information is no longer available thereon, any publicly available source of similar market data)) most nearly equal to the period from the Make-Whole Amount Calculation Date to February 15, 2027.

VELOCITY FINANCIAL, INC.	NOTE PURCHASE AGREEMENT
VELOCITY COMMERCIAL CAPITAL, LLC

(b) With respect to an Optional Prepayment Date that occurs on or after February 15, 2027, the Issuer may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part, of the Notes, at the redemption prices (expressed as percentages of principal amount of the Notes to be redeemed) set forth below plus accrued and unpaid interest thereon to, but excluding, the Optional Prepayment Date (subject to the right of holders of record on the relevant Record Date to receive interest due on an Interest Payment Date that is on or prior to the Optional Prepayment Date).

Date	Percentage
February 15, 2027 to but excluding February 15, 2028	104.9375%
February 15, 2028 and thereafter	100.0000%

Section 9.3. Notice and Procedure for Prepayments.

(a) The Issuer will give each holder of Notes written notice of each optional prepayment under this Section 9.2 not less than ten (10) days and not more than sixty (60) days prior to the Optional Prepayment Date fixed for such prepayment, unless the Issuer and the Required Holders agree to another time period. Each such notice shall specify such Optional Prepayment Date (which shall be a Business Day), the aggregate principal amount of the Notes to be prepaid on such Optional Prepayment Date, the interest to be paid on such Optional Prepayment Date with respect to such principal amount being prepaid, and any conditions precedent to such prepayment as provided by Section 9.3(b), and shall be accompanied by a certificate of a Senior Financial Officer as to the Make-Whole Amount (if any) due in connection with such prepayment.

(b) Any prepayment may, at the Issuer’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion of a corporate transaction, a financing transaction or other event. If any prepayment is so subject to the satisfaction of one or more conditions precedent, the notice of prepayment shall describe each such condition and, if applicable, shall state that, in the Issuer’s discretion, that the Optional Prepayment Date may be delayed until such time as any or all such conditions have been satisfied (or waived by the Issuer in its sole discretion) by the Optional Prepayment Date, or by the Optional Prepayment Date as so delayed, and/or that such notice may be rescinded at any time by the Issuer if the Issuer determines in its sole discretion that any or all of such conditions will not be satisfied (or waived). For the avoidance of doubt, if any Optional Prepayment Date shall be delayed as contemplated by this paragraph and the terms of the applicable notice of prepayment, such Optional Prepayment Date as so delayed may occur, subject to the applicable procedures of DTC, at any time after the original Optional Prepayment Date set forth in the applicable notice of prepayment and after the satisfaction (or waiver) of any applicable conditions precedent, including, without limitation, on a date that is less than ten (10) days after the originally specified Optional Prepayment Date or more than sixty (60) days after the applicable notice of prepayment. In addition, the Issuer may provide in such notice that payment of the prepayment price may be made by another person.

Section 9.4. Allocation of Partial Prepayments. In the case of each partial prepayment of the Notes pursuant to Section 9.2, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment. Partial redemptions will be processed through DTC in accordance with its rules and procedures, as a Pro Rata Pass-Through Distribution of Principal.

Section 9.5. Maturity; Surrender, Etc. In the case of each prepayment of Notes pursuant to this Section 9, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to (but excluding) such date and the applicable premium, if any. On or before 10:00 a.m., New York City time, on any prepayment date, interest payment date or the Maturity Date, the Issuer shall deposit with the Paying Agent money sufficient to pay the principal of, interest, if any, and premium, if any, on the Notes to pay the applicable prepayment price, accrued interest, if any, and premium, if any, on all Notes that are to be prepaid on that date, receive an interest payment on that date, or be repaid on that date, as applicable. From and after such date, unless the Issuer shall fail to pay such principal amount when so due and payable, together with the interest and the premium, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Issuer and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

VELOCITY FINANCIAL, INC.	NOTE PURCHASE AGREEMENT
VELOCITY COMMERCIAL CAPITAL, LLC

Section 9.6. Purchase of Notes. On any Business Day, the Transaction Entities or their Affiliates may purchase Notes on the open market and, in the case of Notes purchased by a direct or indirect parent of the Issuer, such Notes shall be contributed to the Issuer. Upon completion of the purchase of any Notes by any Transaction Entity or any of their subsidiaries, the Issuer shall cancel any Notes previously authenticated and delivered (including the Initial Notes) and which the Transaction Entity or any of their subsidiaries may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled. Such cancelled Notes shall not be reissued and upon cancellation shall not be considered outstanding for purposes of calculating the covenants set forth in Section 11.3. Immediately upon the cancellation of any Notes pursuant to this Section 9.6, the security interest of the holders of such Notes in the Collateral shall automatically be deemed to be released, and the holders of the Notes shall execute and deliver to the Issuer any and all documentation reasonably requested and prepared by the Issuer at its expense to evidence such automatic release. No provision of this Agreement that relates to prepayment procedures, penalties, fees, make-whole payments (including any Make-Whole Amount) or any other related matters shall be applicable to any Notes cancelled pursuant to and in accordance with this Section 9.6.

Section 9.7. Payments Due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding, (x) any payment of interest on any Note that is due on a date that is not a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; and (y) any payment of principal of, or premium, if any, on, any Note (including principal due on the Maturity Date of such Note) that is due on a date that is not a Business Day shall be made on the next succeeding Business Day and shall not include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

VELOCITY FINANCIAL, INC.	NOTE PURCHASE AGREEMENT
VELOCITY COMMERCIAL CAPITAL, LLC

Section 9.8. Mandatory Offer to Prepay in Event of Change of Control.

(a) If a Change of Control occurs, unless the Issuer has exercised its option to redeem all Notes in full pursuant to Section 9.2 or has satisfied and discharged such Notes, each Noteholder will have the right to require the Issuer to repurchase all or any part (equal to minimum principal amounts of $2,000 and in integral multiples of $1,000 in excess thereof) of that holder’s Notes pursuant to the offer set forth below (an “Offer to Purchase”). In an Offer to Purchase, the Issuer shall be required to offer payment in cash equal to 101% of the aggregate principal amount of the Notes, plus accrued and unpaid interest, if any, to, but excluding, the date of purchase of such Notes (a “Change of Control Purchase Price”). Not later than fifteen (15) days following any Change of Control, the Issuer shall deliver or cause to be delivered (or if the Notes are represented by one or more Global Notes, transmitted in accordance with DTC’s standard procedures therefor) a notice to holders of the Notes describing the transaction that constitutes or may constitute the Change of Control and offering to purchase such Notes on the date specified in the notice, which date shall be no earlier than thirty (30) days and no later than sixty (60) days after the date such notice is delivered or transmitted (an “Expiration Date”) and a settlement date for purchase (a “Change of Control Purchase Date”) for such Offer to Purchase of not more than three Business Days after the Expiration Date. The notice shall also contain instructions and materials necessary to enable holders to tender Notes pursuant to the offer. The notice shall, if delivered or transmitted prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control occurring on or prior to the Change of Control Purchase Date.

(b) Such notice shall also state:

(1) that the Offer to Purchase is being made pursuant to this Section 9.8 and that all Notes or portion of such Notes validly tendered and not withdrawn will be accepted for payment;

(2) the Change of Control Purchase Price and the Change of Control Purchase Date;

(3) that any Note not tendered will continue to accrue interest;

(4) that any Note accepted for payment pursuant to the Offer to Purchase shall cease to accrue interest after the Change of Control Purchase Date unless the Issuer shall default in the payment of the Change of Control Purchase Price of the Notes and the only remaining right of the holder is to receive payment of the Change of Control Purchase Price upon surrender of the Notes to the Paying Agent;

(5) that holders electing to have a portion of a Note purchased pursuant to an Offer to Purchase may only elect to have such Note purchased in a minimum principal amount of $2,000 and integral multiples of $1,000 in excess thereof; provided that the unrepurchased portion of a Note must be in a minimum principal amount of $2,000;

(6) that if a holder elects to have a Note purchased pursuant to the Offer to Purchase such holder will be required to surrender such Note, with the form entitled “Option of Holder to Elect Purchase” on the reverse of such Note completed, or transfer by book-entry transfer, to the Paying Agent at the address specified in the notice prior to the close of business on the third Business Day prior to the Change of Control Purchase Date, or, in the case of Global Notes, in accordance with the applicable procedures of DTC;

(7) that a holder will be entitled to withdraw its election if the Issuer receives, not later than the close of business on the Expiration Date, a written communication, delivered via such means as are specified in such notice, that sets forth the name of such Issuer, the principal amount of Notes such holder delivered for purchase, and a statement that such holder is withdrawing its election to have such Note purchased; and

(8) that if Notes are purchased only in part by the Issuer, a new Note will be issued in principal amount equal to the unpurchased portion of the Notes surrendered.

(c) On the Change of Control Purchase Date, the Issuer shall, to the extent lawful:

(1) accept for payment all Notes or portions of such Notes properly tendered pursuant to the Offer to Purchase;

(2) deposit with the Paying Agent an amount equal to the Change of Control Purchase Price in respect of all Notes or portions of such Notes properly tendered; and

VELOCITY FINANCIAL, INC.	NOTE PURCHASE AGREEMENT
VELOCITY COMMERCIAL CAPITAL, LLC

(3) deliver or cause to be delivered to the Paying Agent the Notes properly accepted together with an Officer’s Certificate stating the aggregate principal amount of such Notes or portions of such Notes being repurchased.

(d) On the Change of Control Purchase Date the Change of Control Purchase Price will become due and payable on each Note accepted for purchase pursuant to the Offer to Purchase, and, unless the Issuer defaults in the payment of the Change of Control Purchase Price, interest on Notes purchased will cease to accrue on and after the Change of Control Purchase Date.

(e) The Issuer shall not be required to make an Offer to Purchase upon the occurrence of a Change of Control with respect to the Notes if (i) a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Issuer and the third party purchases all Notes validly tendered and not withdrawn under its offer or (ii) the Issuer as sent a notice of prepayment pursuant to Section 9.3.

(f) The Issuer shall comply with the requirements of Rule 14e-1 under the Exchange Act and all other applicable laws and regulations thereunder to the extent such securities laws and regulations are applicable in connection with the repurchase of Notes as a result of a Change of Control. To the extent that the provisions of any such securities laws or regulations conflict with the provisions under this Section 9.8, the Issuer shall comply with such securities laws and regulations and shall not be deemed to have breached its obligations under this Section 9.8 or the Notes by virtue of any such conflict.

(g) Notwithstanding anything to the contrary herein this Section 9.8, an Offer to Purchase may be made in advance of a Change of Control, conditional upon the applicable Change of Control, if a definitive agreement is in place for the Change of Control at the time of making of such Offer to Purchase. No Notes of $2,000 or less can be repurchased in part pursuant to this Section 9.8. Notes in denominations larger than $2,000 may be repurchased in part but only in whole multiples of $1,000, unless all of the Notes held by a holder are to be repurchased.

(h) As used in this Section 9.8:

A “Change of Control” shall be deemed to occur if:

(a) any person or “group” (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act as in effect on the Closing Date), other than any combination of the Permitted Holders, shall have acquired beneficial ownership of Equity Interests of the Guarantor representing 50% or more of the aggregate ordinary voting power and aggregate equity value represented by the outstanding Equity Interests of Guarantor; provided, that no direct or indirect holding company of Guarantor that has no material assets or operations other than owning the Equity Interests of the Issuer or any Parent Entity will itself be considered a “person” or “group” for purposes of this clause (a), and in such case the reference in this clause (a) to beneficial ownership of 50% or more of the aggregate ordinary voting power and aggregate equity value represented by the outstanding Equity Interests of Guarantor shall be applied instead to the outstanding Equity Interests of the ultimate Parent Entity; provided, further, that for the purpose of this clause (a), a “person” shall not be deemed to have beneficial ownership of securities subject to a securities purchase agreement, merger agreement or similar agreement until the consummation of the transactions contemplated by such agreement; or

VELOCITY FINANCIAL, INC.	NOTE PURCHASE AGREEMENT
VELOCITY COMMERCIAL CAPITAL, LLC

(b) the Guarantor shall cease to own directly 100% of the Equity Interests of the Issuer.

SECTION 10. AFFIRMATIVE COVENANTS.

Each of the Transaction Entities covenants that so long as any of the Notes are outstanding:

Section 10.1. Compliance with Laws. Each of the Transaction Entities will comply with all laws, ordinances or governmental rules or regulations to which it is subject (including the USA PATRIOT Act and the other laws and regulations that are referred to in Section 6.9) and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of its properties or to the conduct of its business, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 10.2. Insurance. Each of the Transaction Entities will, and will cause each of its subsidiaries to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

Section 10.3. Payment of Taxes and Claims. Each of the Transaction Entities will file all material tax returns required to be filed in any jurisdiction and pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on it or any of its properties, assets, income or franchises, to the extent the same have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Transaction Entities; provided that the Transaction Entities need not pay any such tax, assessment, charge, levy or claim if (i) the amount, applicability or validity thereof is contested by the relevant Transaction Entity on a timely basis in good faith and in appropriate proceedings, and the relevant Transaction Entity has established adequate reserves therefor in accordance with GAAP on the books of the relevant Transaction Entity or (ii) the nonpayment of all such taxes, assessments, charges, levies and claims could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each of the Transaction Entities will, and will cause each subsidiary to, pay and discharge prior to delinquency all of its material obligations and liabilities, including all claims which, if unpaid, would by law become a Lien upon its property (other than Permitted Liens); provided that neither of the Transaction Entities nor any subsidiary need pay any such obligation or liability if the amount, applicability or validity thereof is contested by the relevant Transaction Entity or such subsidiary on a timely basis in good faith and in appropriate proceedings, and the relevant Transaction Entity or such subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the relevant Transaction Entity or such subsidiary.

Section 10.4. Corporate Existence, Etc. Subject to Section 11.1, each of the Transaction Entities will at all times preserve and keep its limited liability company or corporate, as applicable, existence in full force and effect. Subject to Section 11.1, each of the Transaction Entities will at all times preserve and keep in full force and effect the corporate existence of each of its subsidiaries (unless merged into a Transaction Entity or a Wholly-Owned Subsidiary) and all rights and franchises of the Transaction Entities and their subsidiaries unless, in the good faith judgment of the Transaction Entities, the termination of or failure to preserve and keep in full force and effect such right or franchise would not, individually or in the aggregate, have a Material Adverse Effect.

VELOCITY FINANCIAL, INC.	NOTE PURCHASE AGREEMENT
VELOCITY COMMERCIAL CAPITAL, LLC

Section 10.5. Rating Confirmation.

(a) The Issuer shall (at its own expense) use its commercially reasonable efforts to cause to be maintained at all times a Rating of the Notes from at least one NRSRO that indicates that it will monitor such Rating on an ongoing basis and shall provide the holders of the Notes with an annual confirmation (on or before the anniversary date of the Closing Date in each year) of such Rating.

(b) Notwithstanding the foregoing, the Issuer and the holders further agree that the failure to deliver a Rating in accordance with the above shall not constitute an Event of Default (unless the Issuer shall also fail to pay the Adjusted Interest Rate in accordance with Section 2.2).

(c) The fees and expenses of any NRSRO and all other costs incurred in connection with obtaining, affirming or appealing a Rating shall be borne exclusively by the Issuer.

Section 10.6. Use of Proceeds. The proceeds from the Initial Notes shall be used by the Transaction Entities and/or one or more of their subsidiaries to originate new investments, and the remaining net proceeds, if any, for general corporate and other working capital purposes.

Section 10.7. Maintenance of Liens. The Issuer will, at its own expense, take or cause to be taken, all action reasonably required to maintain and preserve the perfection and first priority of the Lien (subject to Permitted Liens) on the Collateral granted under any Collateral Document (including without limitation filing all Uniform Commercial Code continuation statements in an the appropriate jurisdictions and other matters included in the Collateral Requirements (as defined in the Security Agreement)); provided that notwithstanding anything in this Section 10.7 or in any other Note Document to the contrary, the Issuer shall not be required to take any action to perfect any security interest in any assets of the Issuer, a security interest in which cannot be perfected through the filing of a Uniform Commercial Code financing statement, the delivery of certificates representing Equity Interests or the execution of an account control agreement; provided, further that the Issuer shall not be required to enter into any account control agreement for any Excluded Account.

Section 10.8. Further Assurance. Promptly upon reasonable request by the Required Holders, the Issuer will (i) correct any material defect or error that may be discovered in the execution, acknowledgment, filing or recordation of any Collateral Document or other document or instrument relating to any Collateral, and (ii) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Required Holders may reasonably request from time to time in order to (x) carry out more effectively the purposes of the Collateral Documents and/or (y) perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and any of the Liens (subject to Liens permitted hereunder) intended to be created thereunder, in each case, to the extent required pursuant to the Collateral Documents.

Section 10.9. Compliance Certificate. The Issuer shall deliver to the Collateral Agent, within 120 days after the end of each fiscal year of the Issuer (beginning with the fiscal year ending December 31, 2024), an Officer’s Certificate as to the signer’s knowledge of the Transaction Entities’ compliance with all conditions and covenants on their part contained in this Agreement and stating whether the signer knows of any Default or Event of Default. If such signer knows of such a Default or Event of Default, the Officer’s Certificate shall describe in reasonable detail the Default or Event of Default and the Issuer’s efforts to remedy the same.

VELOCITY FINANCIAL, INC.	NOTE PURCHASE AGREEMENT
VELOCITY COMMERCIAL CAPITAL, LLC

SECTION 11. NEGATIVE COVENANTS.

The Transaction Entities covenant that so long as any of the Notes are outstanding:

Section 11.1. Fundamental Changes. Neither Transaction Entity will enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution). Neither Transaction Entity will convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or substantially all of its assets, whether now owned or hereafter acquired. For the avoidance of doubt, dispositions of loans, portfolios of loans, sales of advances, mortgage-related securities or other assets, in each case in the ordinary course of business and that do not constitute all or substantially all of the respective Transaction Entity’s assets, are not restricted by this Section 11.1.

Notwithstanding the foregoing provisions of this Section:

(a) the Issuer may merge or consolidate with any other Person, or convey, sell, lease, transfer, or otherwise dispose of all or substantially all of its assets, so long as:

(i) (x) the Issuer is the continuing or surviving entity in such transaction or (y) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease all or substantially all of the assets of the Issuer shall be a solvent corporation or limited liability company organized and existing under the laws of the United States or any state thereof (including the District of Columbia), and, if the Issuer is not such corporation or limited liability company, (A) such corporation or limited liability company shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Notes applicable to the Issuer, as appropriate, and (B) such corporation or limited liability company shall have caused to be delivered to each holder of any Notes an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof;

(ii) immediately before and immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing and the Issuer shall have received a confirmation from the NRSRO then rating the Notes that the then-current rating(s) on the Notes will not be reduced or withdrawn as a result of such transaction; and

(iii) on a pro forma basis after giving effect to such transaction, the Issuer is in compliance with Section 11.3 of this Agreement.

(b) the Guarantor may merge or consolidate with any other Person, or convey, sell, lease, transfer, or otherwise dispose of all or substantially all of its assets, so long as:

(i) (x) the Guarantor is the continuing or surviving entity in such transaction or (y) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease all or substantially all of the assets of the Issuer shall be a solvent corporation or limited liability company organized and existing under the laws of the United States or any state thereof (including the District of Columbia), and, if the Guarantor is not such corporation or limited liability company, (A) such corporation or limited liability company shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Guarantee applicable to the Guarantor, as appropriate, and (B) such corporation or limited liability company shall have caused to be delivered to each holder of any Notes an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof;

VELOCITY FINANCIAL, INC.	NOTE PURCHASE AGREEMENT
VELOCITY COMMERCIAL CAPITAL, LLC

(ii) immediately before and immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing and the Issuer shall have received a confirmation from the NRSRO then rating the Notes that the then-current rating(s) on the Notes will not be reduced or withdrawn as a result of such transaction; and

(iii) on a pro forma basis after giving effect to such transaction, the Issuer is in compliance with Section 11.3 of this Agreement.

Section 11.2. Liens.

(a) The Transaction Entities shall not incur, assume, create or permit to exist any Lien on any of their properties or assets of whatsoever nature (whether now owned or hereafter acquired), except the Permitted Liens.

(b) In furtherance of the foregoing, in the event that one or more Liens (and documents relating thereto) are to be established or maintained to effect equal and ratable security arrangements (x) in respect of the Notes with regards to any issuance of pari passu Indebtedness, including Pari Passu Notes, to be incurred by the Issuer or (y) in respect of the Guarantee with regards to any issuance of pari passu Indebtedness, including Pari Passu Notes, to be incurred by the Guarantor, in each case in compliance with the terms of the Note Purchase Agreements, the Transaction Entities may, and without the consent of any holders of the Notes, (i) enter into one or more intercreditor agreements, pledge agreements, collateral and security agreements or other arrangements intended to effect the shared security arrangements contemplated by this Section 11.2(b) among holders of such Indebtedness (including amending the Collateral Agreement and any other Collateral Documents to add as secured parties thereunder the holders of any such Pari Passu Notes and any collateral agent for such holders and to provide that the term “Required Holders” for purpose of the Collateral Documents shall mean the holders of more than 50% in aggregate principal amount of the Notes and all such Pari Passu Notes then-outstanding (exclusive of Notes or Pari Passu Notes then owned by the Transaction Entities or any of their Affiliates) as of any date of determination) and (ii) complete or facilitate the completion by itself or other parties of filings, registrations or other actions necessary to effect or perfect the relevant Liens or related arrangements.

Section 11.3. Financial Covenants.

(a) Minimum Net Asset Value. The Issuer will have a minimum Net Asset Value as of the end of each fiscal quarter, equal to or greater than $275 million plus the greater of (i) $0 and (ii) 65% of Net Equity Capital Activity plus the greater of (i) $0 and (ii) 65% of Retained Earnings.

VELOCITY FINANCIAL, INC.	NOTE PURCHASE AGREEMENT
VELOCITY COMMERCIAL CAPITAL, LLC

(b) Net Non-Securitization Debt to Equity Ratio. The Issuer will not permit the Net Non-Securitization Debt to Equity Ratio as of the end of each fiscal quarter, calculated on a pro forma basis for the incurrence of Indebtedness during the applicable Testing Period, to be greater than 3.00 to 1.00.

(c) Collateral Value Ratio. The Issuer will have a ratio of (x) Collateral Value as of the end of each fiscal quarter, to (y) the aggregate principal amount of Notes and Pari Passu Notes outstanding as of such date, equal to or greater than 1.25 to 1.00.

(d) Total Collateral Value. The Issuer will have a ratio of (x) Total Collateral Value, as of the end of each fiscal quarter, to (y) the aggregate principal amount of the Notes and Pari Passu Notes outstanding as of such date, equal to or greater than 1.50 to 1.00.

(e) Non-Securitization Senior Debt Service Coverage Ratio. The Issuer will have a Non-Securitization Senior Debt Service Coverage Ratio as of the end of each fiscal quarter, calculated on a pro forma basis for the incurrence of Indebtedness during the applicable Testing Period, equal to or greater than 1.50 to 1.00.

Section 11.4. Limitation on Restricted Payments. Without the prior written consent of the Required Holders, the Issuer will not (i) declare or pay any dividend or make any payment or distribution on account of its Equity Interests that may be issued by the Issuer from time to time, or (ii) purchase, redeem, defease or otherwise acquire or retire for value any Equity Interests of the Transaction Entities that may be outstanding from time to time (each, a “Restricted Payment”), other than Permitted Restricted Payments, unless, on a pro forma basis after giving effect to any such Restricted Payment, the Issuer is in compliance with Section 10, Section 11.1, Section 11.2, Section 11.3 and in all material respects with Section 11.5 and Section 11.6 of this Agreement.

Section 11.5. Economic Sanctions, Etc. The Transaction Entities will not, and will not permit any Subsidiary to (a) become (including by virtue of being owned or controlled by a Blocked Person), own or control a Blocked Person or (b) directly or indirectly have any investment in or engage in any dealing or transaction (including any investment, dealing or transaction involving the proceeds of the Notes) with any Person if such investment, dealing or transaction is prohibited by or subject to sanctions under any U.S. Economic Sanctions Laws.

Section 11.6. Use of Proceeds; Margin Regulations. The Transaction Entities will not, and will not permit any Subsidiary to:

(a) Use the proceeds of any Note (i) for any purpose other than as set forth in Section 6.19, (ii) in payment to any Person in violation of any Anti-Corruption Laws, (iii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Blocked Person, or in any country that is subject to U.S. Economic Sanctions, or (iv) in any manner that would result in the violation of any Anti-Money Laundering Laws or Anti-Corruption Laws applicable to the Transaction Entities.

(b) Engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock, or extending credit for the purpose of buying or carrying margin stock, and no part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for any purpose that violates Regulation U. As used in this Section the terms “margin stock” and “purpose of buying or carrying” shall have the meaning assigned to them in said Regulation U.

VELOCITY FINANCIAL, INC.	NOTE PURCHASE AGREEMENT
VELOCITY COMMERCIAL CAPITAL, LLC

SECTION 12. EVENTS OF DEFAULT.

An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:

(a) the Issuer defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

(b) the Issuer defaults in the payment of any interest on any Note when the same becomes due and payable and such default continues for five (5) Business Days; or

(c) a Transaction Entity defaults in the performance of or compliance with any term contained herein (other than those referred to in Sections 12(a) and (b)) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Issuer receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this Section 12(c)); or

(d) any representation or warranty made in writing by or on behalf of a Transaction Entity or by any officer of a Transaction Entity in this Agreement or any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

(e) a Transaction Entity or any Subsidiary, other than any Securitization Issuer Entity or Warehouse Facility Entity, (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, and such filing, petition or resulting proceeding, if not consented to by the applicable debtor, continues undismissed or unstayed for sixty (60) calendar days (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or (v) is adjudicated as insolvent or to be liquidated; or

(f) a court or other Governmental Authority of competent jurisdiction enters an order appointing, without consent by a Transaction Entity or a Subsidiary, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of a Transaction Entity, or any such petition shall be filed against a Transaction Entity, and such petition or appointment shall not be dismissed or stayed within 60 days; or

(g) a Transaction Entity defaults under any instrument of Indebtedness with an aggregate principal amount in excess of $10,000,000 if such default results in the acceleration of such Indebtedness prior to its stated maturity, or fails to make any payment beyond the applicable grace period (including after giving effect to any extension thereof or waiver with respect to the failure to make such payment) with respect thereto, if any, (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness with an aggregate principal amount in excess of $10,000,000 (other than Indebtedness hereunder or any Permitted Securitization Indebtedness); or

VELOCITY FINANCIAL, INC.	NOTE PURCHASE AGREEMENT
VELOCITY COMMERCIAL CAPITAL, LLC

(h) one or more final judgments or orders for the payment of money aggregating, to the extent not covered by insurance as to which the insurer has been notified of such judgment or order and has not denied coverage, in excess of the Judgment Default Threshold (or its equivalent in the relevant currency of payment) are rendered against a Transaction Entity or a subsidiary and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

(i) a Transaction Entity or any of its Affiliates shall contest in any manner the validity, binding nature or enforceability of any Note Document or any court or Governmental Authority declares any Note Document to be invalid or unenforceable, in each case except with respect to Collateral, which is addressed by clause (j); or

(j) with respect to any Collateral, individually or in the aggregate, having a fair market value in excess of $10,000,000, any of the Collateral Documents ceases to be in full force and effect, or any of the Collateral Documents ceases to give the Noteholders the Liens purported to be created thereby, or any of the Collateral Documents is declared null and void (in each case other than in accordance with the terms of this Agreement or the Collateral Documents); provided that if a failure of the sort described in this clause (j) is susceptible of cure (including with respect to any loss of Lien priority on material portions of the Collateral), no Event of Default shall arise under this clause (j) with respect thereto until the earlier of (x) Issuer’s knowledge of the failure described in clause (j) and (y) notice from the Collateral Agent or the holders of at least 25% in principal amount of the then outstanding Notes.

SECTION 13. REMEDIES ON DEFAULT, ETC.

Section 13.1. Acceleration.

(a) If an Event of Default described in Section 12(e) or (f) (other than an Event of Default described in clause (i) of Section 12(e) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

(b) If any other Event of Default has occurred and is continuing, the holders of at least 25% in aggregate principal amount of the then-outstanding Notes may at any time at its or their option, by notice or notices to the Issuer, declare all the Notes then outstanding to be immediately due and payable.

(c) If any Event of Default described in Section 12(a) or (b) has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Issuer, declare all the Notes held by it or them to be immediately due and payable.

Upon any Notes becoming due and payable under this Section 13.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus all accrued and unpaid interest thereon (including interest accrued thereon at the Default Rate) shall be due and payable without presentment, demand, protest or further notice, all of which are hereby waived.

Section 13.2. Other Remedies. If any Event of Default has occurred and is continuing, and the Notes have been declared immediately due and payable under Section 13.1, holders of at least 25% in aggregate principal amount of the then-outstanding Notes (or, in the case of any Event of Default described in Section 12(a) or (b), the holder of any Note at the time outstanding) may proceed to protect and enforce the rights of the holders (or, in the case of any Event of Default described in Section 12(a) or (b), such holder) by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise. In addition, if the Notes have been declared immediately due and payable under Section 13.1, the Required Holders may instruct the Collateral Agent to exercise any remedies of a secured party under the UCC and may take any other appropriate action to protect or enforce the rights and remedies of the holders.

VELOCITY FINANCIAL, INC.	NOTE PURCHASE AGREEMENT
VELOCITY COMMERCIAL CAPITAL, LLC

Section 13.3. Rescission. At any time after any Notes have been declared due and payable pursuant to Section 13.1(b) or (c), the Required Holders, by written notice to the Issuer, may rescind and annul any such declaration and its consequences if (a) the Issuer has paid all overdue interest on the Notes, all principal of any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) neither the Issuer nor any other Person shall have paid any amounts which have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 18, and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 13.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

Section 13.4. No Waivers or Election of Remedies, Expenses, Etc. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies. No right, power or remedy conferred by this Agreement or any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Issuer under Section 16, the Issuer will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 13, including reasonable attorneys’ fees, expenses and disbursements.

Section 13.5. Unconditional Rights of Noteholders To Receive Principal and Interest. Notwithstanding any other provisions in this Agreement, any holder of Notes shall have the right, which is absolute and unconditional, (a) to receive payment of the principal of, and interest on, such Note on or after the respective due dates thereof expressed in such Note or in this Agreement and (b) to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such holder of Notes.

Section 13.6. Rights and Remedies Cumulative. No right or remedy herein conferred by this Agreement, any Collateral Document or any Note upon or reserved to the Collateral Agent or to the holders of Notes is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 13.7. Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Agreement; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Collateral Agent, but will suffer and permit the execution of every such power as though no such law had been enacted.

VELOCITY FINANCIAL, INC.	NOTE PURCHASE AGREEMENT
VELOCITY COMMERCIAL CAPITAL, LLC

Section 13.8. Issuer’s Right to Cure.

(a) Notwithstanding anything to the contrary contained in Section 12 or this Section 13, if the Issuer determines that an Event of Default under one or more of the covenants set forth in Section 11.3 has occurred or may occur with respect to the measurement of one or more of the covenants set forth in Section 11.3 with respect to any fiscal quarter, during the period commencing after the end of such fiscal quarter and ending ten (10) Business Days after the date on which financial statements are required to be delivered hereunder with respect to any such fiscal quarter, then following notice to the Collateral Agent and the Purchasers, the Issuer may obtain from one or more other third parties a cash contribution to the common equity of the Issuer (a “Designated Cash Contribution”, it being understood that such term shall include any capital contribution or other transaction referred to in clause (i) below), and such covenant(s) shall be recalculated such that Net Equity Capital Activity, Pre-Tax Income, Stockholders’ Equity and (solely to the extent the Designated Cash Contribution constitutes Collateral) Collateral Value, as the case may be, shall be increased as of the end of such applicable fiscal quarter solely for the purpose of measuring the capacity under the financial covenants in Section 11.3 and not for any other purpose under this Agreement (it being understood, for the avoidance of doubt, that (x) in the case of a deemed increase in Pre-Tax Income as of the end of the applicable fiscal quarter, such deemed increase shall also be included in any calculation of Pre-Tax Income for the purpose of Section 11.3 for any subsequent period that includes such fiscal quarter, and (y) such Designated Cash Contribution shall, for periods after the end of the applicable fiscal quarter be accounted for in accordance with GAAP), by an amount equal to the net cash proceeds of such Designated Cash Contribution; provided, that such net cash proceeds are actually received by the Issuer as cash common equity (including through capital contribution of such net cash proceeds to the Issuer) during the period commencing after the beginning of the applicable fiscal quarter and ending ten (10) Business Days after the date on which financial statements are required to be delivered with respect to any such fiscal quarter hereunder. The parties hereby acknowledge that this Section 13.8 may not be relied on for purposes of calculating capacity or utilization under any financial ratios other than as applicable to Section 11.3 and shall not result in any adjustment to any baskets or other amounts other than as set forth in this Section 13.8.

(b) In each period of four consecutive fiscal quarters, no more than one (1) Designated Cash Contribution may be made, and no more than three (3) Designated Cash Contributions may be made in the aggregate while any Notes are outstanding.

SECTION 14. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

Section 14.1. Form of Notes. The Notes issued to Purchasers who are Qualified Institutional Buyers initially will be represented by one or more global certificates, each such certificate hereinafter called a “Global Note”, and the Notes issued to Purchasers who are not Qualified Institutional Buyers will be represented by Certificated Notes. All Global Notes shall be registered in the name of The Depository Trust Company (“DTC”), as depository, or its nominee or a successor depository or nominee. All Global Notes shall be in substantially the form set out in Schedule 1 and may have such appropriate insertions, omissions, variations or substitutions as are required or permitted by, and not inconsistent with, this Agreement, and may also have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any applicable law or with any applicable rules or regulations made pursuant thereto or with the rules or regulations of any securities exchange or governmental agency or as may, consistently herewith, be determined by a Responsible Officer of the Issuer executing such Global Notes, as evidenced by their execution thereof. Beneficial interests in the Global Notes will be shown on, and transfers thereof will be effected only through, records maintained by DTC or its nominee and its participants.

VELOCITY FINANCIAL, INC.	NOTE PURCHASE AGREEMENT
VELOCITY COMMERCIAL CAPITAL, LLC

Section 14.2. Certifications of Authorized Representatives of the Issuer. Any instruction given by the Issuer to the Paying Agent under this Agreement shall be in the form of an Officer’s Certificate.

Section 14.3. Authentication and Delivery.

(a) All Notes shall be issued and delivered in accordance with the terms of the Note Documents, including this Agreement, the Global Notes and the Collateral Documents and the Letter of Representations from the Issuer to DTC. All instructions regarding the completion and delivery of Notes shall be given in writing by a Responsible Officer by electronic transmission or other means acceptable to the Paying Agent. Upon receipt of such written instructions as described in the preceding sentence, the Paying Agent shall:

(i) manually authenticate such Global Note or Global Notes by any one of the officers of the Paying Agent duly authorized and designated by it for such purpose; and

(ii) deliver such Global Note or Global Notes to DTC or its nominees pursuant to DTC’s instructions.

(b) Each Global Note shall bear an original issue date which shall remain the same for all Global Notes subsequently issued upon transfer, exchange or substitution of such original Global Note regardless of the date of issuance of any such subsequently issued Global Note.

(c) All instructions given by the Issuer pursuant to this Section 14.3 must be received by the Paying Agent by 11 a.m., New York City time, on the Business Day preceding the original issue date for the Global Notes.

(d) The Paying Agent shall have no responsibility to the Issuer to determine whether a signature of a Responsible Officer is genuine. The Paying Agent shall not incur any liability to the Issuer in acting or refraining from taking any action hereunder upon instructions contemplated hereby which the recipient thereof believed in good faith to have been given by a Responsible Officer. In the event a discrepancy exists between the instructions as originally received by the Paying Agent and any subsequent instruction relating to the same subject matter, the original instructions will be deemed controlling if action has already been taken in reliance thereon. The Paying Agent, as the case may be, agrees to give notice to the Issuer of such discrepancy reasonably promptly upon the discovery by the Paying Agent of such discrepancy.

(e) Each instruction given to the Paying Agent in accordance with this Section 14.3 shall constitute a representation and warranty to the Paying Agent, as the case may be, by the Issuer that (i) the issuance and delivery of the Global Notes to which the instruction relates have been duly and validly authorized by the Issuer, (ii) such Global Notes, when completed, authenticated and delivered pursuant hereto, will constitute valid and legally binding obligations of the Issuer and (iii) the Paying Agent’s appointment to act for the Issuer hereunder has been duly authorized by all necessary corporate action of the Issuer.

VELOCITY FINANCIAL, INC.	NOTE PURCHASE AGREEMENT
VELOCITY COMMERCIAL CAPITAL, LLC

Section 14.4. Denominations; Issuance of Certificated Notes.

(a) Except as provided in paragraph (b) of this Section 14.4, the Notes shall be issuable only in denominations of $2,000 and any amount in excess thereof which is an integral multiple of $1,000.

(b) Notwithstanding anything to the contrary in the Note Documents, any Global Note shall be exchangeable for Notes in definitive form registered in the name of a holder other than DTC or its nominee (“Certificated Notes”) only in accordance with this Section 14.4 and Section 14.5 and only if (i) DTC notifies the Issuer in writing that it is unwilling or unable to act as depository for the Notes or if DTC ceases to be a clearing agency registered pursuant to Section 17A of the Exchange Act, and a successor depository is not appointed by the Issuer within 90 days after the effective date of DTC’s ceasing to act as depository for the Notes, (ii) the Issuer, at its option, notifies the Paying Agent in writing that it elects to cause the issuance of Notes in definitive form or (iii) any event shall have happened and be continuing which, after notice or lapse of time, or both, would constitute an Event of Default as defined in the Notes. Any Global Note that is exchangeable pursuant to the preceding sentence shall be exchangeable for Notes registered in such names as the holder of the Global Note shall direct in writing in an aggregate principal amount equal to the principal amount of the Global Note with like tenor and terms. Any such Certificated Notes will be issued in fully registered form to the persons identified by DTC as the beneficial owners thereof, without coupons, in denominations of $100,000 or any amount in excess thereof which is an integral multiple of $1,000. Such certificated Notes may not subsequently be exchanged by a holder for Notes in denominations of less than $100,000. If Notes are issued in definitive form hereunder, payment and other terms related to such Notes will be as set forth on the face thereof.

Section 14.5. Transfer and Exchange of Notes.

(a) The Paying Agent shall, so long as any of the Notes remain outstanding, maintain records in accordance with its customary practices, including all forms of transfer for the Notes and shall keep at its Corporate Trust Office or the office of its affiliate in New York City, a register (the “Note Register”) in such form as the Paying Agent may determine, in which, subject to such reasonable requirements as it may prescribe, it shall provide for the registration of the Notes, and keep record of the name of the holder of each such Note, the principal amount, maturity date, interest rate and other terms thereof, the date of original issue and all subsequent transfers and consolidations or exchanges. As of the Closing Date, the Corporate Trust Office of the Paying Agent is: UMB Bank, N.A., 5555 San Felipe, Suite 870, Houston, Texas 77056; Attn: Shazia Flores, Vice President; Office: 713-300-0586; Email: shazia.flores@umb.com. The Paying Agent shall, as soon as practicable, provide the Collateral Agent with a copy of the most recent Note Register upon a request therefor from the Collateral Agent. For all purposes of this Agreement and the Notes, the Collateral Agent shall be entitled to conclusively rely on the Note Register provided to it by the Paying Agent.

(b) Any holder of a Note or a Purchaser (an “Assigning Party”) may assign to one or more assignees (other than a Competitor) (an “Assignee”) all or a portion of its rights and obligations under its Note and/or under this Agreement, with the prior written consent of the Issuer (such consent not to be unreasonably withheld or delayed) so long as no Event of Default under Section 12(a) or (b) exists and is continuing. In connection with any such assignment, each Assignee shall be deemed to have represented to the Issuer that it is not a Competitor and to have made to the Transaction Entities the representations set forth in Section 7.

VELOCITY FINANCIAL, INC.	NOTE PURCHASE AGREEMENT
VELOCITY COMMERCIAL CAPITAL, LLC

(c) Upon receipt by the Issuer of a Note submitted for transfer or exchange in accordance with the Note Documents, the Issuer will execute, and the Paying Agent will authenticate, one or more new Notes of like tenor and terms in an aggregate principal amount equal to the principal amount of the Note presented for transfer or exchange in accordance with the transfer or exchange instructions accompanying same and in accordance with the Note Documents and, if applicable, upon the execution of the then standard form of the Paying Agent’s agreement for certificated securities. The Paying Agent shall date its signature on the date it signs such Notes. No service charge (other than any cost of delivery) shall be imposed by the Paying Agent for any exchange or registration of transfer of a Note but the Issuer or Paying Agent may require the payment of a sum sufficient to cover any stamp or other tax or governmental charge that may be imposed in connection therewith or presentation of evidence that such tax or charge has been paid. Notwithstanding anything to the contrary set forth herein, neither the Company nor the Paying Agent shall be required (i) to issue, register the transfer of, or exchange Notes during the period beginning at the opening of business fifteen days immediately preceding the sending of a notice of redemption of Notes and ending at the close of business on the day such notice is sent, (ii) to register the transfer of or exchange Notes selected, called or being called for redemption or prepayment or subject to repurchase pursuant to an Offer to Purchase or the portion being redeemed, prepaid or repurchased of any such Notes of (iii)register the transfer or exchange of Notes on or after the fifteenth day preceding the Maturity Date.

(d) Notwithstanding anything in this Agreement to the contrary, unless Notes are issued in definitive form under Section 14.4, beneficial ownership of the Notes will only be shown on, and transfers thereof will be effected only through, records maintained by DTC, its nominees or its participants. Neither the Paying Agent nor the Issuer shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in a Global Note or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, and they shall be fully protected in acting or refraining from acting on any such information provided by DTC with respect thereto.

(e) Neither the Paying Agent nor the Issuer shall have any obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under the Note Documents, including this Agreement, or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among DTC participants, members or beneficial owners in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of the Note Purchase Agreements, including this Agreement, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

Section 14.6. Persons Deemed Owners. Prior to due presentment of a Note for registration or transfer, the Issuer, the Collateral Agent, the Paying Agent and any agent of the Issuer may treat the person in whose name such Note is registered as the owner of such Note for the purpose of receiving payments of principal and interest, if any, and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Issuer nor the Collateral Agent and Paying Agent shall be affected by notice to the contrary.

VELOCITY FINANCIAL, INC.	NOTE PURCHASE AGREEMENT
VELOCITY COMMERCIAL CAPITAL, LLC

Neither the Paying Agent, the Collateral Agent nor the Issuer shall have any responsibility or obligation to any beneficial owner in a Global Note, DTC participant or other Person with respect to the accuracy of the records of DTC or its nominee or of any DTC participant, with respect to any ownership interest in the Notes or with respect to the delivery to any DTC participant, beneficial owner or other Person (other than DTC or any successor depositary) of any notice or the payment of any amount, under or with respect to such Notes. All notices and communications to be given to the Purchasers and all payments to be made to Purchasers under the Notes and the Note Documents, including this Agreement, shall be given or made only to or upon the order of the registered Purchasers (which, notwithstanding the definition of “Purchaser,” shall be DTC or its nominee in the case of the Global Notes). The rights of beneficial owners in the Global Note shall be exercised only through DTC or such successor depositary subject to the applicable procedures. The Paying Agent and the Collateral Agent shall be entitled to rely and shall be fully protected in relying upon information furnished by DTC with respect to its members, participants and any beneficial owners. The Paying Agent and the Collateral Agent shall be entitled to deal with DTC, and any nominee thereof, that is the registered holder of any Global Note for all purposes of this Agreement relating to such Global Note (including the payment of principal, premium, if any, and interest and additional amounts, if any, and the giving of instructions or directions by or to the owner or holder of a beneficial ownership interest in such Global Note) as the sole holder of such Global Note and shall have no obligations to the beneficial owners thereof. Neither the Paying Agent, the Collateral Agent nor the Issuer shall have any responsibility or liability for any acts or omissions of DTC with respect to such Global Note, for the records of any such depositary, including records in respect of beneficial ownership interests in respect of any such Global Note, for any transactions between DTC and any DTC participant or between or among DTC, any such DTC participant and/or any holder or owner of a beneficial interest in such Global Note, or for any transfers of beneficial interests in any such Global Note.

Notwithstanding the foregoing, with respect to any Global Note, nothing herein shall prevent the Issuer, the Paying Agent, the Collateral Agent or any agent of the Issuer, the Paying Agent or the Collateral Agent giving effect to any written certification, proxy or other authorization furnished by DTC (or its nominee), as a Purchaser, with respect to such Global Note or shall impair, as between DTC and owners of beneficial interests in such Global Note, the operation of customary practices governing the exercise of the rights of DTC (or its nominee) as Purchaser of such Global Note.

Section 14.7. Cancellation of Unissued Global Notes. Promptly upon the written request of the Issuer, the Paying Agent shall cancel and return to the Issuer all unissued Global Notes in its possession.

Section 14.8. Mutilated, Stolen or Destroyed Notes. In case a Note shall at any time become mutilated, destroyed, lost or stolen and such Note or evidence satisfactory to the Issuer or the Paying Agent of the loss, theft, or destruction thereof (together with indemnity satisfactory to the Issuer and the Paying Agent and such other documents of proof as may be required by them) shall be delivered to the Issuer, a new Note of like tenor will be issued by the Issuer in exchange for the Note so mutilated, or in lieu of the Note so destroyed or lost or stolen. The Paying Agent will authenticate any such substituted Note and deliver the same on the written request or authorization of a Responsible Officer. All expenses and reasonable charges associated with procuring the indemnity referred to above and with the preparation, authentication and delivery of a new Note shall be borne by the holder of the Note so mutilated, destroyed, lost or stolen. If any Note which has matured or is about to mature shall become mutilated, destroyed, lost or stolen, the Issuer may, instead of issuing a substitute Note, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Note) upon compliance by the holder thereof with the provisions of this Section 14.8 (including delivery of an indemnity satisfactory to the Issuer and the Paying Agent and such other documents of proof as may be required by them).

SECTION 15. PAYMENTS ON NOTES.

Section 15.1. Place of Payment. Payment of the principal, interest and premium, if any, payable on the Maturity Date or any earlier redemption or repayment date, if any, will be made by wire transfer in immediately available funds to a bank account in the United States designated by the Paying Agent, upon presentation and surrender of the Notes at the office of the Paying Agent or its affiliate in New York City or at such other place or places as the Paying Agent shall designate by notice to the holder of any Note, provided that the Notes are presented to the Paying Agent in time for the Paying Agent to make such payments in such funds in accordance with its normal procedures and subject to the deposit by the Issuer of sufficient funds to enable the Paying Agent to make such payments.

VELOCITY FINANCIAL, INC.	NOTE PURCHASE AGREEMENT
VELOCITY COMMERCIAL CAPITAL, LLC

Section 15.2. Interest Payments Due on the Notes.

(a) Notwithstanding anything to the contrary contained in this Agreement or the Notes, any payment of interest shall be payable to the holder of any Note in whose name such Note is registered in the Note Register on the Record Date prior to the applicable interest payment date as set forth in the Notes.

(b) If the Issuer defaults in a payment of interest on the Notes, it shall pay the defaulted interest in any lawful manner plus, to the extent lawful, interest payable on the defaulted interest, to the Persons who are holders on a subsequent special record date, in each case at the rate provided in the Notes and in Section 2.2. Such defaulted interest will be paid to the holder in whose name the Note is registered at the close of business on a special record date fixed by the Issuer, notice of which shall be given to the holder of this note not less than 10 calendar days prior to such special record date.

Section 15.3. Payment by Wire Transfer. Payments (other than on the Maturity Date or the Make-Whole Payment Date, if any) shall be made by wire transfer in immediately available funds to a bank account in the United States designated by the Paying Agent in a written notice received by the Issuer not later than the applicable Record Date (as defined below). Interest payable on any Interest Payment Date (other than on the Maturity Date) shall be payable to the holder of any Note in whose name such Note is registered at the close of business on the fifteenth (15th) calendar day immediately preceding the related payment date (each such date being referred to herein as a “Record Date”), except as provided in Section 15.2 with respect to defaulted interest. The Paying Agent will promptly distribute to each Noteholder its pro rata share (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Noteholder, and, for the avoidance of doubt, the Issuer’s obligation with respect to making such payments will be solely to the Paying Agent and not the Noteholders.

Section 15.4. Tax Information. By acceptance of any Note, the holder of such Note agrees that such holder will with reasonable promptness duly complete and deliver to the Issuer, or to such other Person as may be reasonably requested by the Issuer, from time to time (a) any forms, documents, or certifications as may be reasonably required for the Issuer to satisfy any information reporting or withholding tax obligations with respect to any payments under this Agreement, (b) in the case of any such holder that is a United States Person, such holder’s United States tax identification number or other forms reasonably requested by the Issuer necessary to establish such holder’s status as a United States Person under FATCA and as may otherwise be necessary for the Issuer to comply with its obligations under FATCA and (c) in the case of any such holder that is not a United States Person, such documentation prescribed by applicable law (including as prescribed by section 1471(b)(3)(C)(i) of the Code) and such additional documentation as may be necessary for the Issuer to comply with its obligations under FATCA and to determine that such holder has complied with such holder’s obligations under FATCA or to determine the amount (if any) to deduct and withhold from any such payment made to such holder.

VELOCITY FINANCIAL, INC.	NOTE PURCHASE AGREEMENT
VELOCITY COMMERCIAL CAPITAL, LLC

SECTION 16. EXPENSES, ETC.

Section 16.1. Transaction Expenses. The Issuer agrees after the Closing Date to pay or reimburse the Collateral Agent (pursuant to a separate fee agreement between the Issuer and the Collateral Agent) and the holders of the Notes for all reasonable fees and reasonable out-of-pocket costs and expenses incurred in connection with the enforcement or protection of any rights or remedies under this Agreement or the other Note Documents; provided, that (x) with respect to attorneys’ fees payable by the Issuer pursuant to this Section 16.1, the Issuer shall not be obligated to pay for the attorneys’ fees of more than one firm of special counsel to the Collateral Agent, one firm of special counsel to the Purchasers and all other holders of the Notes collectively, and, to the extent that local or other counsel is reasonably required, the attorneys’ fees of no more than one firm of such local or other counsel (which firm shall be the firm retained to represent the Purchasers and all other holders of Notes collectively), and (y) with respect to any financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of any Transaction Entity or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby payable by the Issuer pursuant to this Section 16.1, the Issuer shall not be obligated to pay for financial advisors’ fees and related costs and expenses for more than one firm of financial advisors (which firm shall be the firm retained to represent the Purchasers and all other holders of Notes collectively). The Issuer will pay, and will hold the Collateral Agent, each Purchaser and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its purchase of the Notes). Notwithstanding anything in this Agreement to the contrary, the Issuer shall not pay to any Purchaser any costs or expenses consisting of, nor hold any Purchaser harmless from, any income or other similar taxes payable by a Purchaser as a result of the transactions contemplated hereby. At or promptly following the Closing Date, the Issuer will pay the reasonable expenses of Paul Hastings LLP, as special counsel to the Purchasers, and Alston & Bird LLP, as special counsel to the Collateral Agent, in connection with the transactions contemplated hereby and invoiced prior to the Closing Date.

The Issuer will pay, and will save the Collateral Agent and each holder of a Note (each, an “Indemnitee”) harmless from any judgment, liability, claim, order, decree, fine, penalty, cost, fee, expense or obligation resulting from (a) the execution, delivery, enforcement or performance or administration of any Note Document or any other agreement, letter or instrument delivered in connection with the transactions contemplated hereby or the consummation of the transactions contemplated hereby, (b) any the use of the proceeds of the Notes by the Issuer, (c) any actual or alleged presence or release of Hazardous Materials at, on, under or from any property or facility currently or formerly owned, leased or operated by the Transaction Entities or any of their subsidiaries, (d) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding) or (e) the consummation of the transactions contemplated hereby, including the use of the proceeds of the Notes by the Issuer, in each case, other than any such judgment, liability, claim, order, decree, fine, penalty, cost, fee, expense (including reasonable attorneys’ fees and expenses) or obligation that resulted from (x) in the case of the Collateral Agent gross negligence or willful misconduct by such Indemnitee or any of its Affiliates or their respective directors, officers, employees, partners, advisors or other representatives, (y) in the case of the Purchasers, the bad faith, gross negligence or willful misconduct or a material breach of any obligations under any Note Document by such Indemnitee or of any of its Affiliates or their respective directors, officers, employees, partners, advisors or other representatives, or (z) solely with respect to indemnity sought by a Purchaser or holder of a Note, a claim between any Purchaser or holder of a Note, on the one hand, and any other Purchaser or holder of a Note, on the other hand (other than claims arising out of any act or omission by the Issuer and/or its Affiliates). Notwithstanding anything to the contrary, the Issuer shall not be obligated to indemnify any Indemnitee for any punitive damages arising out of, in connection with, or as a result of the transactions contemplated hereunder or under any Note.

VELOCITY FINANCIAL, INC.	NOTE PURCHASE AGREEMENT
VELOCITY COMMERCIAL CAPITAL, LLC

All amounts due under this Section 16.1 shall be paid within thirty (30) days after written demand therefor (together with, to the extent reasonably available, backup documentation supporting such reimbursement request); provided, that such Indemnitee shall promptly refund such amount to the extent that there is a final judicial or arbitral determination that such Indemnitee was not entitled to indemnification rights with respect to such payment pursuant to the express terms of this Section 16.1. For the avoidance of doubt, with respect to the Purchasers, this Section 16.1 shall not apply to any taxes, duties, levies, imposts, assessments, fees, deductions, withholdings (including backup withholding) or other charges imposed by any Governmental Authority, including interest, penalties and additions to tax applicable thereto (collectively “Taxes”), except any Taxes that represent liabilities, obligations, losses, damages, penalties, claims, demands, actions, prepayments, suits, costs, expenses and disbursements arising from any non-Tax claims.

The Collateral Agent’s right to receive payment of any amounts due under this Section 16.1 shall not be subordinated to any other liability or indebtedness of the Issuer and the Collateral Agent’s lien on the Collateral secures the Issuer’s payment and indemnity obligations to the Collateral Agent under this Section 16.1.

Section 16.2. Survival. The obligations of the Issuer under this Section 16 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, the resignation or removal of the Collateral Agent and the termination of this Agreement.

SECTION 17. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of such Purchaser or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Transaction Entities pursuant to this Agreement shall be deemed representations and warranties of the Transaction Entities under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between each Purchaser and the Transaction Entities and supersede all prior agreements and understandings relating to the subject matter hereof.

SECTION 18. AMENDMENT AND WAIVER.

Section 18.1. Requirements. This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), only with the written consent of the Transaction Entities and the Required Holders, except that:

(a) no amendment or waiver of any of Sections 2, 3, 4, 5 or 7 hereof, or any defined term (as it is used therein), will be effective as to any Purchaser unless consented to by such Purchaser in writing;

(b) no amendment or waiver may, without the written consent of each Purchaser and the holder of each Note at the time outstanding, (i) subject to Section 13 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of (x) interest on the Notes or (y) the Make-Whole Amount, if any, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any amendment or waiver, or (iii) amend any of Sections 9, 12(a), 12(b), 13.5, 18 or 21 in a manner adverse to any non-consenting holder;

VELOCITY FINANCIAL, INC.	NOTE PURCHASE AGREEMENT
VELOCITY COMMERCIAL CAPITAL, LLC

(c) no amendment or waiver may release all or substantially all of the Collateral unless consented to by holders of at least 66-2/3% in aggregate principal amount of the then-outstanding Notes; and

(d) no amendment or waiver that imposes additional obligations on, or reduces the rights of the Collateral Agent, will be effective unless consented to in writing by the Collateral Agent.

Section 18.2. Solicitation of Holders of Notes.

(a) Solicitation. The Issuer will provide each holder of a Note with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Issuer will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to this Section 18 to each holder of a Note promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

(b) Consent in Contemplation of Transfer. Any consent given pursuant to this Section 18 by a holder of a Note that has transferred, or has agreed to transfer, its Note to the Issuer or any of its subsidiaries in each case in connection with such consent, shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such holder.

Section 18.3. Binding Effect, Etc. Any amendment or waiver consented to as provided in this Section 18 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Issuer without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Issuer and any holder of a Note and no delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note.

Section 18.4. Notes Held by Company, Etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Issuer or any of its Affiliates shall be deemed not to be outstanding.

SECTION 19. NOTICES.

Except to the extent otherwise provided in Section 8.3, all notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by an internationally recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), (c) by an internationally recognized overnight delivery service (charges prepaid), or (d) by e-mail; provided that upon request of any holder to receive paper copies of such notices or communications, the Issuer will promptly deliver such paper copies to such holder:

VELOCITY FINANCIAL, INC.	NOTE PURCHASE AGREEMENT
VELOCITY COMMERCIAL CAPITAL, LLC

(i) if to any Purchaser or its nominee, to such Purchaser or nominee at the address specified for such communications on such Purchaser’s signature page to the applicable Note Purchase Agreement, or at such other address as such Purchaser or nominee shall have specified to the Transaction Entities in writing,

(ii) if to any other holder of any Note, to such holder at such address as set forth in the Note Register, or

(iii) if to the Transaction Entities, to the Transaction Entities at their address set forth at the beginning hereof to the attention of Mark Szczepaniak, E-Mail: mszczepaniak@velocitymortgage.com, or at such other address as the Transaction Entities shall have specified to the holder of each Note in writing.

(iv) if to the Collateral Agent, to the Collateral Agent at its address set forth below: U.S. Bank Trust Company, National Association, 190 South LaSalle Street, Chicago, Illinois 60603, MK-IL-SL7, Email: juan.hernandez3@usbank.com or at such other address as the Collateral Agent shall have specified to the Transaction Entities and Paying Agent in writing.

Notices under this Section 19 will be deemed given only when actually received.

SECTION 20. REPRODUCTION OF DOCUMENTS.

This Agreement and all documents relating thereto, including (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, electronic, digital, or other similar process and such Purchaser may destroy any original document so reproduced. Each of the Transaction Entities agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 20 shall not prohibit the Transaction Entities or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

VELOCITY FINANCIAL, INC.	NOTE PURCHASE AGREEMENT
VELOCITY COMMERCIAL CAPITAL, LLC

SECTION 21. CONFIDENTIAL INFORMATION.

For the purposes of this Section 21, “Confidential Information” means information delivered to any Purchaser by or on behalf of a Transaction Entity or any subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of a Transaction Entity or such subsidiary or that was made available to such Purchaser in a virtual data room in connection with the transaction contemplated hereby, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any Person acting on such Purchaser’s behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by a Transaction Entity or any subsidiary or (d) constitutes financial statements delivered to such Purchaser under Section 8.1 that are otherwise publicly available. No Purchaser shall use the Confidential Information for any purpose (including, without limitation, to compete with the business of the Transaction Entities, any of their Subsidiaries, any Affiliate) other than purposes directly related to the holding of the Notes by the Purchaser. Each of the Purchasers and the Collateral Agent will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser or the Collateral Agent, as the case may be, in good faith to protect confidential information of third parties delivered to such Purchaser or the Collateral Agent, as the case may be; provided that such Purchaser or the Collateral Agent, as the case may be, may deliver or disclose Confidential Information to (i) its directors, officers, employees, agents, attorneys, trustees and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by its Notes), (ii) its auditors, financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with this Section 21, (iii) any other holder of any Note, (iv) any financial institution (other than a Competitor) to which the relevant Purchaser sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 21), (v) any Person (other than a Competitor) from which the relevant Purchaser offers to purchase any security of the Issuer (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 21), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser or the Collateral Agent, as the case may be, (vii) any nationally recognized rating agency that requires access to information about such Purchaser’s investment portfolio, or (viii) any other Person (other than a Competitor) to which such delivery or disclosure may be necessary or appropriate (provided that, solely with respect to clause (y) immediately below, the Purchaser shall use its reasonable efforts to cause such Person to agree in writing prior to its receipt of such Confidential Information to be bound by this Section 21) (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser or the Collateral Agent, as the case may be, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser or the Collateral Agent is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser or the Collateral Agent, as the case may be, may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s Notes (if applicable), this Agreement or any of the other Note Documents. In the event of a disclosure pursuant to clause (vi) and (viii), such Purchaser shall, unless prohibited by applicable law or legal process, notify the Issuer as soon as practical in the event of any such disclosure and disclose Confidential Information to the minimum extent required or requested and shall, upon the Issuer’s request and expense, reasonably cooperate with the Issuer in connection with obtaining a protective order or other appropriate means to protect the confidentiality of the Confidential Information being disclosed. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 21 as though it were a party to this Agreement. On reasonable request by a Transaction Entity in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Transaction Entities embodying this Section 21.

In the event that as a condition to receiving access to information relating to a Transaction Entity or its subsidiaries in connection with the transactions contemplated by or otherwise pursuant to this Agreement, any Purchaser or holder of a Note is required to agree to a confidentiality undertaking (whether through a secure website, a secure virtual workspace or otherwise) which is different from this Section 21, this Section 21 shall not be amended thereby and, as between such Purchaser or such holder and the Transaction Entities, this Section 21 shall supersede any such other confidentiality undertaking.

VELOCITY FINANCIAL, INC.	NOTE PURCHASE AGREEMENT
VELOCITY COMMERCIAL CAPITAL, LLC

SECTION 22. MISCELLANEOUS.

Section 22.1. Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including any subsequent holder of a Note) whether so expressed or not, except that, except in compliance with Section 11.1, a Transaction Entity may not assign or otherwise transfer any of its rights or obligations hereunder or under the Notes without the prior written consent of each holder. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto and their respective successors and assigns permitted hereby) any legal or equitable right, remedy or claim under or by reason of this Agreement.

Section 22.2. Accounting Terms.

(a) All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein, (i) all computations made pursuant to this Agreement shall be made in accordance with GAAP, and (ii) all financial statements shall be prepared in accordance with GAAP.

(b) If the Issuer notifies the holder of the Notes that the Issuer requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if a holder of the Notes notifies the Issuer that the Required Holders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

(c) All leases that would be treated as operating leases for purposes of GAAP on the date hereof shall continue to be accounted for as operating leases for purposes of all financial definitions and calculations hereunder regardless of any change to GAAP following the date hereof that would otherwise require such leases to be treated as Capital Lease Obligations.

Section 22.3. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

Section 22.4. Construction, Etc. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

VELOCITY FINANCIAL, INC.	NOTE PURCHASE AGREEMENT
VELOCITY COMMERCIAL CAPITAL, LLC

Defined terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein) and, for purposes of the Notes, shall also include any such notes issued in substitution therefor pursuant to Section 14, (b) subject to Section 22.1, any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections and Schedules shall be construed to refer to Sections of, and Schedules to, this Agreement, and (e) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time.

Section 22.5 Limited Condition Acquisitions. Notwithstanding anything to the contrary contained in this Agreement, for purposes of determining the occurrence of any Default or Event of Default in connection with a Limited Condition Acquisition, if the Issuer has made an LCA Election with respect to such Limited Condition Acquisition, the date of determination of whether any such action is permitted hereunder shall be deemed to be the date the definitive agreements for such Limited Condition Acquisition are entered (the “LCA Test Date”). If the Issuer has made an LCA Election for any Limited Condition Acquisition, then in connection with any subsequent calculation of any ratio or basket on or following the relevant LCA Test Date and prior to the earlier of (i) the date on which such Limited Condition Acquisition is consummated or (ii) the date that the definitive agreement for such Limited Condition Acquisition is terminated without consummation of such Limited Condition Acquisition, any such ratio (other than the financial covenants in Section 11.3) or basket shall be calculated on a pro forma basis assuming such Limited Condition Acquisition and other transactions in connection therewith (including any incurrence of Additional Notes and the use of proceeds thereof) have been consummated.

Section 22.6. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto. Signatures of the parties hereto transmitted by facsimile or .pdf shall be deemed to be their original signatures for all purposes. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement or any document to be signed in connection with this Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

Section 22.7. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York.

Section 22.8. Jurisdiction and Process; Waiver of Jury Trial.

(a) Each of the Transaction Entities irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court, in each case, sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Notes. To the fullest extent permitted by applicable law, each of the Transaction Entities irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

VELOCITY FINANCIAL, INC.	NOTE PURCHASE AGREEMENT
VELOCITY COMMERCIAL CAPITAL, LLC

(b) Each of the Transaction Entities agrees, to the fullest extent permitted by applicable law, that a final judgment in any suit, action or proceeding of the nature referred to in Section 22.8(a) brought in any such court shall be conclusive and binding upon it subject to rights of appeal, as the case may be, and may be enforced in the courts of the United States of America or the State of New York (or any other courts to the jurisdiction of which it or any of its assets is or may be subject) by a suit upon such judgment.

(c) Each of the Transaction Entities consents to process being served by or on behalf of any holder of Notes in any suit, action or proceeding of the nature referred to in Section 22.8(a) by mailing a copy thereof by registered, certified, priority or express mail (or any substantially similar form of mail), postage prepaid, return receipt or delivery confirmation requested, to it at its address specified in Section 19 or at such other address of which such holder shall then have been notified pursuant to said Section. Each of the Transaction Entities agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(d) Nothing in this Section 22.8 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against either of the Transaction Entities in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(e) THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, THE NOTES OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.

Section 22.9. Bankruptcy Proceedings. The following provisions shall apply during any bankruptcy proceeding of the Issuer:

(a) Each Noteholder or Purchaser shall be free to act independently on any issue not affecting the Collateral. Each Noteholder or Purchaser shall give prior notice to the Collateral Agent, the relevant trustee, receiver or liquidator appointed by any Noteholder or Purchaser at such time (if any) of any such action that could materially affect the rights or interests of the Collateral Agent or such trustee, receiver or liquidator or the other Noteholders or Purchasers to the extent that such notice is reasonably practicable. If such prior notice is not given, such Noteholder or Purchaser shall give prompt notice following any action taken hereunder.

(b) Any proceeds of the Collateral received by any Noteholder or Purchaser as a result of, or during, any bankruptcy proceeding will be delivered promptly to the trustee, receiver or liquidator appointed by any Noteholder or Purchaser at such time (if any).

VELOCITY FINANCIAL, INC.	NOTE PURCHASE AGREEMENT
VELOCITY COMMERCIAL CAPITAL, LLC

SECTION 23. COLLATERAL AGENT

Section 23.1. Appointment of the Collateral Agent.

(a) The Collateral Agent. U.S. Bank Trust Company, National Association shall initially act as Collateral Agent for the Purchasers. U.S. Bank Trust Company, National Association, as Collateral Agent, is hereby authorized and directed by the Purchasers to (i) enter into this Agreement and each of the other Note Documents, (ii) bind the Purchasers on the terms as set forth in this Agreement and in each of the other Note Documents and (iii) perform and observe its obligations under this Agreement and each of the other Note Documents. Each Purchaser, by its acceptance of the Notes, irrevocably consents and agrees to the terms of the Note Documents (including, without limitation, the provisions providing for the release of Collateral) as the same may be in effect may be amended from time to time in accordance with their terms. The Collateral Agent is each Purchaser’s agent for the purpose of perfecting such Purchaser’s security interest in assets which, in accordance with Article 9 of the UCC can be perfected only by possession.

(b) Role of the Collateral Agent. The rights, duties, liabilities and immunities of the Collateral Agent and its appointment, resignation and replacement hereunder and under this Agreement and the other Note Documents shall be governed by this Agreement and the relevant provisions contained in this Agreement and the other Note Documents. Without limiting the foregoing, the rights, privileges, protections and benefits given to the Collateral Agent under this Agreement are extended to, and shall be enforceable by, the Collateral Agent in connection with the execution, delivery and administration of the other Note Documents and any action taken or omitted to be taken by the Collateral Agent in connection with its appointment and performance under the other Note Documents to which it is a party.

(c) Absence of Fiduciary Relation. The Collateral Agent undertakes to perform or to observe only such of its agreements and obligations as are specifically set forth in this Agreement and the other Note Documents, and no implied agreements, covenants, functions, duties, responsibilities, liabilities or obligations with respect to the Issuer or any Affiliate of the Issuer, any Purchaser or any other party shall be read into this Agreement against the Collateral Agent. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or the other Note Documents, the duties of the Collateral Agent shall be ministerial and administrative in nature and the Collateral Agent in its capacity as such is not a fiduciary of and shall not owe or be deemed to owe any fiduciary duty to the Purchasers, any Noteholders, the Transaction Entities or any related Person of any Purchaser, Noteholder, Transaction Entity, or any other Person. Without limiting the generality of the foregoing sentence, the use of the term “agent” in this Agreement and the other Note Documents with reference to the Collateral Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. The Issuer hereby agrees that the Collateral Agent shall hold the Collateral on behalf of and for the benefit of all of the Purchasers and the Collateral Agent, in each case, pursuant to the terms of the Note Documents.

(d) Exculpatory Provisions.

(i) None of the Collateral Agent or any of its respective officers, directors, employees, agents, attorneys-in-fact or related Persons shall be responsible or liable in any manner (A) to the Issuer or any of its respective related Persons for any action taken or omitted to be taken by it under or in connection with this Agreement in compliance herewith, (B) to any Purchaser or any other Person for any recitals, statements, representations, warranties, covenants or agreements contained in this Agreement or in any other Note Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Collateral Agent under or in connection with, this Agreement or any other Note Document, (C) to any Purchaser or any other Person for the validity, effectiveness, adequacy, genuineness or enforceability of this Agreement or any other Note Document, or any Lien purported to be created hereunder or under any other Note Document, (D) to any Purchaser or any other Person for the validity or sufficiency of the Collateral or the validity of the title of the Issuer to the Collateral, for insuring the Collateral or for the payment of taxes, charges, assessments or Liens upon the Collateral or otherwise as to the maintenance of the Collateral or (E) to any Purchaser or other Person for any failure of the Issuer to perform any of its obligations.

VELOCITY FINANCIAL, INC.	NOTE PURCHASE AGREEMENT
VELOCITY COMMERCIAL CAPITAL, LLC

(ii) Notwithstanding anything to the contrary contained in this Agreement or any other Note Document, (A) in no event shall the Collateral Agent be responsible for or have any obligation, duty or liability with respect to the creation, perfection, recording, registration, priority, maintenance, protection or enforcement of any of the security interests or Liens on, security interest in, pledge or other encumbrance involving or relating to the Collateral or any other assets, properties or rights of the Issuer, (B) the Collateral Agent shall not be responsible for filing any financing or continuation statements or recording any documents or instruments in any public office at any time or times or otherwise perfecting or maintaining the perfection of any Liens in the Collateral and (C) the Collateral Agent shall not be under any obligation to any Person to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or to inspect the properties or records of the Issuer. The permissive rights of the Collateral Agent to do things enumerated in this Agreement shall not be construed as a duty or obligation. Notwithstanding anything to the contrary herein, the Collateral Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under the UCC or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar property for its own account and the Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which comparable secured parties accord comparable collateral and the Collateral Agent shall not be responsible for any loss or diminution in value of the Collateral including, without limitation, by reason of the act or omission of any carrier, forwarding agency or other agent or bailee selected by the Collateral Agent in good faith. The Collateral Agent shall be permitted to use overnight carriers to transmit possessory collateral and shall not be liable for any items lost or damaged in transit. The Collateral Agent shall not be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Issuer or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

(iii) Notwithstanding anything to the contrary contained herein, the Collateral Agent shall not be exonerated from any liability arising from the gross negligence of the Collateral Agent, or its respective related Persons, in the exercise of any right or duty hereunder, or from the willful misconduct of such Collateral Agent, or its respective related Persons, in each case as finally determined by a court of competent jurisdiction.

(iv) Except as otherwise provided in the Note Documents, the Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or the other Note Documents in accordance with a request, direction, instruction or consent of the Required Holders and such request and any action taken pursuant thereto shall be binding upon all Holders.

(v) The Collateral Agent shall be authorized to appoint co-collateral agents and may act through agents or attorneys and shall not be responsible for the acts or omissions of any such attorney appointed with due care.

VELOCITY FINANCIAL, INC.	NOTE PURCHASE AGREEMENT
VELOCITY COMMERCIAL CAPITAL, LLC

(vi) The Collateral Agent shall not be charged with knowledge of (A) any events or other information or (B) any default under this Agreement or any other agreement unless, in each case, the Collateral Agent shall have actual knowledge thereof.

(vii) The Collateral Agent shall not have any obligation whatsoever to any of the Noteholders to assure that the Collateral exists or is owned by the Issuer or is cared for, protected, or insured or has been encumbered, or that the Collateral Agent’s Liens have been properly or sufficiently or lawfully created, perfected, protected, maintained or enforced or are entitled to any particular priority, or to determine whether all of the Issuer’s property constituting Collateral intended to be subject to the Lien and security interest of the Note Documents has been properly and completely listed or delivered, as the case may be, or the value, genuineness, validity, ownership, marketability or sufficiency thereof or title thereto, or to exercise at all or in any particular manner or under any duty of care, disclosure, or fidelity, or to continue exercising, any of the rights, authorities, and powers granted or available to the Collateral Agent pursuant to this Agreement or any other Note Document other than pursuant to the instructions of the Required Holders or as otherwise provided in the Note Documents.

(viii) Upon the receipt by the Collateral Agent of a written request of the Issuer signed by an officer (a “Collateral Document Order”), the Collateral Agent is hereby authorized to execute and enter into, and shall execute and enter into, without the further consent of any Noteholder, any Collateral Document to be executed after the date hereof. Such Collateral Document Order shall (i) state that it is being delivered to the Collateral Agent pursuant to, and is a Collateral Document Order referred to in, this Section 23.1(d)(viii), and (ii) instruct the Collateral Agent to execute and enter into such Collateral Document; provided that in no event shall the Collateral Agent be required to enter into a Collateral Document that it determines adversely affects the Collateral Agent in a commercially unreasonable manner. Any such execution of a Collateral Document shall be at the direction and reasonable expense of the Issuer, upon delivery to the Collateral Agent of a certificate of a Responsible Officer of the Issuer stating that all conditions precedent to the execution and delivery of such Collateral Document have been satisfied. The Noteholders, by their acceptance of the Notes, hereby authorize and direct the Collateral Agent to execute such Collateral Documents.

(ix) The Collateral Agent shall be entitled to receive and rely on and shall not be liable for any action taken or omitted to be taken by the Collateral Agent in accordance with the advice of counsel or accountants retained or consulted by the Collateral Agent.

(x) Without limiting the foregoing, with respect to any Collateral located outside of the United States (“Foreign Collateral”), the Collateral Agent shall have no obligation to directly enforce, or exercise rights and remedies in respect of, or otherwise exercise any judicial action or appear before any court in any jurisdiction outside of the United States. To the extent the Required Holders determine that it is necessary or advisable in connection with any enforcement or exercise of rights with respect to Foreign Collateral to exercise any judicial action or appear before any such court, the Required Holders shall be entitled to direct the Collateral Agent to appoint a local agent for such purpose at the expense of the Issuer (subject to the receipt of such protections, security and indemnities as the Collateral Agent shall determine in its sole discretion to protect the Collateral Agent from liability).

(xi) Nothing in this Agreement or the other Note Documents shall require the Collateral Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder.

VELOCITY FINANCIAL, INC.	NOTE PURCHASE AGREEMENT
VELOCITY COMMERCIAL CAPITAL, LLC

(xii) In no event shall the Collateral Agent be responsible or liable for special, indirect, punitive, incidental or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Collateral Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

(xiii) In no event shall the Collateral Agent be required to execute and deliver any account control agreement or any instruction or direction letter delivered in connection with such document that the Collateral Agent determines adversely affects it or otherwise subjects it to personal liability, including without limitation agreements to indemnify any contractual counterparty; provided that nothing in this clause (xiii) shall be implied as imposing any such obligation on the Issuer or any other to obtain any such account control agreement.

(xiv) The Collateral Agent shall not be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its control, including without limitation, any act or provision of any present or future law or regulation or governmental authority; acts of God; earthquakes; fires; floods; wars; terrorism; civil or military disturbances; sabotage; epidemics; riots; interruptions, loss or malfunctions of utilities, computer (hardware or software) or communications service; accidents; labor disputes; acts of civil or military authority or governmental actions; or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility.

(e) Fees and Expenses. The Issuer agrees that it shall reimburse and indemnify the Collateral Agent in accordance with Section 16.1.

(f) Filing Fees, Taxes, etc. The Issuer shall pay all filing, registration and recording fees or re-filing, re-registration, and re-recording fees, and all federal, state, county, and municipal stamp taxes and other similar taxes, duties, imposts, assessments, and charges arising out of or in connection with the execution and delivery of this Agreement, the other Note Documents, and any agreement supplemental hereto or thereto and any instruments of further assurance or termination.

(g) Security Against Costs. The Collateral Agent shall be under no obligation to take any enforcement action or remedy under this Agreement or any other Note Document at the request, order or direction of any Purchaser pursuant to the provisions of this Agreement or any other Note Document, unless the Collateral Agent shall have been offered security or indemnity against the costs, expenses and liabilities which may be incurred by it in compliance with such request, order or direction.

(h) No Responsibility for Investments. In no event shall the Collateral Agent or any Purchaser be liable or responsible for any funds or investments of funds held by the Issuer or any Affiliates thereof.

Section 23.2. Replacement of the Collateral Agent.

(a) The Collateral Agent may resign in writing at any time upon 30 days prior notice to the Issuer by so notifying the Issuer. The Required Holders may remove the Collateral Agent by so notifying the Collateral Agent and may appoint a successor Collateral Agent. The Issuer shall remove the Collateral Agent if:

(i) the Collateral Agent is adjudged bankrupt or insolvent or an order for relief is entered with respect to the Collateral Agent under any Bankruptcy Law;

VELOCITY FINANCIAL, INC.	NOTE PURCHASE AGREEMENT
VELOCITY COMMERCIAL CAPITAL, LLC

(ii) a receiver, custodian or other public officer takes charge of the Collateral Agent or its property; or

(iii) the Collateral Agent otherwise becomes incapable of acting.

(b) If the Collateral Agent resigns or is removed by the Issuer or by the Required Holders and such Required Holders do not reasonably promptly appoint a successor Collateral Agent, or if a vacancy exists in the office of the Collateral Agent for any reason (the Collateral Agent in such event being referred to herein as the retiring Collateral Agent), the Issuer shall promptly appoint a successor Collateral Agent.

(c) A successor Collateral Agent shall deliver a written acceptance of its appointment to the retiring Collateral Agent and to the Issuer. Upon delivery of such acceptance and the payment of all outstanding fees, expenses and indemnification amounts to which the retiring Collateral Agent is entitled pursuant to Section 16.1 or any fee agreement between the Issuer and the Collateral Agent, the resignation or removal of the retiring Collateral Agent shall become effective, and the successor Collateral Agent shall have all the rights, powers and duties of the Collateral Agent under this Agreement. The successor Collateral Agent shall provide a written notice of its succession to the Purchasers. The retiring Collateral Agent shall promptly transfer all property held by it as the Collateral Agent to the successor Collateral Agent.

(d) If a successor Collateral Agent does not take office within 60 days after the retiring Collateral Agent resigns or is removed, the retiring Collateral Agent, as applicable, or the holders of at least 10% in aggregate principal amount of the Notes may petition, at the expense of the Issuer, any court of competent jurisdiction for the appointment of a successor Collateral Agent.

(e) Notwithstanding the replacement of the Collateral Agent pursuant to this Section 23.2, the Issuer’s obligations under Section 16.1 shall continue for the benefit of the retiring Collateral Agent.

Section 23.3. Reliance by Collateral Agent.

(a) Whenever in the performance of its duties under this Agreement or any other Note Document, the Collateral Agent shall deem it necessary or desirable that a matter be proved or established with respect to the Issuer or any other Person in connection with the taking, suffering or omitting of any action hereunder by the Collateral Agent, such matter may be conclusively deemed to be proved or established by a certificate executed by a Responsible Officer of such Person, including an Officer’s Certificate, and the Collateral Agent shall have no liability with respect to any action taken, suffered or omitted in reliance thereon. The Collateral Agent may at any time solicit written confirmatory instructions, including a direction of the Issuer or the Required Holders or an order of a court of competent jurisdiction as to any action that it may be requested or required to take or that it may propose to take in the performance of any of its obligations under this Agreement or any other Note Document and shall be fully justified in failing or refusing to act hereunder or under any other Note Document until it shall have received such requisite instruction.

(b) The Collateral Agent shall be fully protected in relying upon any note, writing, affidavit, electronic communication, fax, resolution, statement, certificate, instrument, opinion, report, notice (including any notice of an Event of Default or of the cure or waiver thereof), request, consent, order, judgment or other paper or document or oral conversation (including telephone conversations) which it in good faith believes to be genuine and correct and to have been signed, presented or made by the proper party. The Collateral Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any notice or certificate furnished to the Collateral Agent in connection with this Agreement or any other Note Document and upon advice and statements of legal counsel (including counsel to the Issuer), independent accountants and other agents consulted by the Collateral Agent.

VELOCITY FINANCIAL, INC.	NOTE PURCHASE AGREEMENT
VELOCITY COMMERCIAL CAPITAL, LLC

Section 23.4. Exercise of Remedies. The remedies of the Collateral Agent hereunder and under the other Note Documents shall include, but not be limited to, the disposition of the Collateral by foreclosure or other sale and the exercising of all remedies of a secured lender under the UCC, bankruptcy laws or similar laws of any applicable jurisdiction. In exercising any such remedies, subject to Section 23.1(g), the Collateral Agent shall act only upon the written direction of the Required Holders.

Section 23.5. Authorized Investments. Any and all funds held by the Collateral Agent in its capacity as Collateral Agent, whether pursuant to any provision hereof or of any other Collateral Document or otherwise, shall, to the extent reasonably practicable following receipt by the Collateral Agent from the Issuer of specific written instructions delivered to the Collateral Agent at least three (3) business days prior to the proposed investment, be invested by the Collateral Agent within a reasonable time in the Cash Equivalents identified in such written instructions; provided that if an Event of Default has occurred the Collateral Agent shall invest such amounts at the written direction of the Purchasers or, absent such written direction hold such amounts un-invested in cash. Any interest earned on such funds shall be disbursed (i) during an Event of Default, in accordance with Section 4.02 of the Collateral Agreement and (ii) at all other times, as the Issuer shall direct. The Collateral Agent shall not be responsible for any investment losses in respect of any funds invested in accordance with this Section 23.5. The Collateral Agent shall have no duty or obligation regarding the reinvestment of any such funds in the absence of updated written instructions from the Issuer.

Section 23.6. [Reserved.]

Section 23.7. Conflicts with Collateral Agreement. Notwithstanding anything herein to the contrary, to the extent there is a conflict between the provisions of this Agreement and the Collateral Agreement, the terms of the Collateral Agreement shall prevail.

Section 23.8. Release of Liens; Authority to Release. The Noteholders and Purchasers irrevocably agree:

(a) that any Lien on any property granted to or held by the Collateral Agent under any Note Document shall be automatically released (i) upon Satisfaction, or otherwise upon the repayment, satisfaction or discharge in full in cash of all obligations under this Agreement (other than (x) obligations not yet due and payable and (y) other than contingent indemnification obligations not yet accrued and payable), (ii) at the time the property subject to such Lien is disposed of in connection with any transaction not prohibited hereunder or under any other Note Document to any Person other than a Person required to grant a Lien to the Collateral Agent under the Note Documents, if no Default or Event of Default shall have occurred and be continuing as a result of such release, or (iii) subject to Section 18.1(c), if the release of such Lien is approved, authorized or ratified in writing by the Required Holders; and

(b) to release or subordinate any Lien on any property granted to or held by the Collateral Agent under any Note Document to the holder of any Lien on such property that is a Permitted Lien.

Upon request by the Collateral Agent at any time, the Required Holders will confirm in writing the Collateral Agent’s authority to release or subordinate its interest in particular types or items of property, in each case, to the extent permitted under this Section 23.8. In each case as specified in this Section 23.8, the Collateral Agent will promptly (and each Purchaser and Noteholder irrevocably authorizes the Collateral Agent to), at the Issuer’s expense, execute and deliver to the applicable Transaction Entity such documents as the Issuer may reasonably request to evidence the release or subordination of such item of Collateral from the assignment and security interest granted under the Collateral Documents. Any execution and delivery of documents pursuant to this Section 23.8 shall be without recourse to or warranty by the Collateral Agent.

VELOCITY FINANCIAL, INC.	NOTE PURCHASE AGREEMENT
VELOCITY COMMERCIAL CAPITAL, LLC

SECTION 24. GUARANTEE.

(a) Guarantees. The Guarantor, in accordance with the terms hereof, irrespective of the validity and the legal effects of the Notes, irrespective of restrictions of any kind on the Issuer’s performance of its obligations under the Notes, and waiving all rights of objection and defense arising from the Notes, hereby agrees to irrevocably and unconditionally guarantee (the “Guarantee”) to the holders, the due and punctual payment of principal, premium (if any), and interest (including any additional amounts required to be paid in accordance with the terms and conditions of the Notes) from time to time payable by the Issuer and when the same shall become due, whether at stated maturity, upon redemption or repayment, by acceleration or otherwise, and accordingly undertakes to pay such holder, in the manner and the currency set forth in the terms and conditions of the Notes, any amount or amounts which the Issuer is at any time liable to pay in respect of such Notes and which the Issuer has failed to pay, including amounts that become due in advance of their stated maturity as a result of acceleration. Any diligence, presentment, demand, protest or notice, whether in relation to the Guarantor, the Issuer, or any other person, from a holder, in respect of any of the Guarantor’s obligations under the Guarantee is hereby waived.

(b) Status. The obligations of the Guarantor under its Guarantee constitute direct, unsecured and unsubordinated obligations of the Guarantor, as applicable, and the Guarantor undertakes that its obligations hereunder will rank pari passu with all other present or future direct, unsecured and unsubordinated obligations of the Guarantor, including, without limitation, the obligations of such Guarantor with respect to the Existing Notes.

(c) Duration. The Guarantor’s Guarantee is a guarantee of payment and not merely of collection and it shall continue in full force and effect by way of continuing security until Satisfaction or otherwise until all principal, premium (if any) and interest (including any additional amounts required to be paid in accordance with the terms and conditions of the Notes) have been paid in full and all other actual or contingent obligations of the Issuer in relation to the Notes or under this Note Purchase Agreement have been satisfied in full. Notwithstanding the foregoing, if any payment received by any holder is, on the subsequent bankruptcy or insolvency of the Issuer, avoided under any applicable laws, including, among others, laws relating to bankruptcy or insolvency, such payment will not be considered as having discharged or diminished the liability of the Guarantor under its Guarantee and the Guarantee will continue to apply as if such payment had at all times remained owing by the Issuer.

(d) Exercise of Rights; Subrogation; Claims against the Issuer. Until all principal, premium (if any) and interest and all other monies payable by the Issuer in respect of any Notes shall be paid in full, (i) no right of the Guarantor, by reason of the performance of any of its obligations under its Guarantee, to be indemnified by the Issuer or to take the benefit of or enforce any security or other guarantee or indemnity against the Issuer in connection with the Notes shall be exercised or enforced and (ii) the Guarantor shall not (a) by virtue of the Guarantee or any other reason be subrogated to any rights of any holder or (b) claim in competition with the holders against the Issuer. If the Guarantor receives any benefit, payment or distribution in relation to such rights it shall hold that benefit, payment or distribution to the extent necessary to enable all amounts which may be or become payable to the holders by the Issuer under or in connection with the Notes to be paid in full on behalf and for the benefit of the holders and shall promptly pay or transfer the same to the holders as they may direct to the extent such amount shall be due and unpaid by the Issuer to the holders.

VELOCITY FINANCIAL, INC.	NOTE PURCHASE AGREEMENT
VELOCITY COMMERCIAL CAPITAL, LLC

If a provision of this Section 24 with respect to the Guarantee is or becomes illegal, invalid or unenforceable in any jurisdiction, that shall not affect the validity or enforceability in that jurisdiction or in any other jurisdiction of any other provision of the Guarantee.

SECTION 25. SATISFACTION

Section 25.1 Option to Effect Satisfaction.

The Issuer may at any time (x) on or after the date irrevocable notice of prepayment pursuant to Section 9.3 is given (which prepayment is not subject to any conditions precedent that have not been fulfilled or waived), (y) when all the Notes that have been authenticated and delivered have been accepted by the Paying Agent for cancellation (other than any Notes which shall have been mutilated, stolen or destroyed and which shall have been replaced or paid as provided in Section 14.8) or (z) when all outstanding Notes have become due and payable or will become due and payable at the Maturity Date within one year, elect that the Issuer and the Guarantor, subject to the satisfaction of the conditions set forth in Section 25.2 hereof, be deemed to have been discharged from their obligations with respect to all outstanding Notes, the Guarantee, this Agreement and the other Note Documents on the date the conditions set forth below are satisfied (hereinafter, “Satisfaction”). For this purpose, Satisfaction means that the Issuer and the Guarantor will be deemed to have paid and discharged the entire Indebtedness represented by the outstanding Notes (including the Guarantee thereof), which will thereafter be deemed to be “outstanding” only for the purposes of Section 25.3 hereof and the sections of this Note Purchase Agreement referred to in clause (b) below, and to have satisfied all their other obligations under such Notes, the Guarantee, this Agreement and the other Note Documents (and the Collateral Agent and Paying Agent, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging the same), except for the following provisions which will survive until otherwise terminated or discharged hereunder:

(a) the rights of the Noteholders to receive payments in respect of the interest on, if any, and the redemption price (including principal, premium and all accrued and unpaid interest) with respect to such Notes when such payments are due from the Discharge Escrow;

(b) the Issuer’s obligations with respect to such Notes under Section 14;

(c) the Issuer’s obligations in Section 16.1; and

(d) this Section 25.

Section 25.2. Conditions to Satisfaction.

In order to exercise Satisfaction under Section 25.1:

(a) the Issuer must irrevocably deposit in the Discharge Escrow, cash in U.S. dollars, non-callable Government Securities, or a combination thereof, in such amounts as will be sufficient, without consideration of any reinvestment of interest, to pay the principal, all applicable premium and interest on, if any, and with respect to, the outstanding Notes on the Interest Payment Date, prepayment date or when otherwise due at maturity or redemption, as applicable;

VELOCITY FINANCIAL, INC.	NOTE PURCHASE AGREEMENT
VELOCITY COMMERCIAL CAPITAL, LLC

(b) no Default or Event of Default shall have occurred and be continuing on the date of such deposit into the Discharge Escrow (other than a Default or Event of Default resulting from the borrowing of funds to be applied to such deposit (and any similar concurrent deposit relating to other Indebtedness), and the granting of Liens to secure such borrowings);

(c) such Satisfaction will not result in a breach or violation of, or constitute a default under, any material agreement or instrument (other than the Note Documents and the agreements governing any other Indebtedness being defeased, discharged or replaced) to which the Issuer or the Guarantor is a party or by which the Issuer or the Guarantor is bound;

(d) the Issuer must deliver to the Paying Agent an Officer’s Certificate stating that (i) all conditions precedent herein relating to the Satisfaction have been complied with and (ii) the deposit was not made by the Issuer with the intent of preferring the Noteholders over the other creditors of the Issuers or with the intent of defeating, hindering, delaying or defrauding any creditors of the Issuer or others.

Section 25.3 Deposited Money and Government Securities to be Held in Trust; Other Miscellaneous Provisions.

All money and non-callable Government Securities (including the proceeds thereof) deposited in the Discharge Escrow pursuant to Section 25.3 in respect of the outstanding Notes will be held in the Discharge Escrow and applied by the Escrow Agent, in accordance with the provisions of such Notes and this Agreement, to the payment, either directly or through any paying agent as the Escrow Agent may determine, to the Noteholders of all sums due and to become due thereon in respect of the interest on, if any, and the redemption price with respect to, the outstanding Notes.

Section 25.4. Reinstatement.

If the Escrow Agent or paying agent is unable to apply any U.S. dollars or non-callable Government Securities in accordance with Section 25.3, by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Issuer’s and the Guarantor’s obligations under this Agreement, the Collateral Agreement and the Notes and the Guarantor’s Guarantee of the Notes will be revived and reinstated as though no deposit had occurred pursuant to Section 25.2 until such time as the Escrow Agent or paying agent is permitted to apply all such money in accordance with Section 25.3; provided, however, that, if the Issuer makes any payment of interest on or the redemption price with respect to any Note following the reinstatement of its obligations, the Issuer will be subrogated to the rights of the Noteholders to receive such payment from the money held by the Escrow Agent.

SECTION 26. TERMINATION.

The obligations of the Purchasers under this Agreement to purchase the Notes hereunder may be terminated by notice to the Issuer from the Purchasers, without liability on the part of the Purchasers, if the Purchasers shall decline to purchase the Notes for any reason permitted by this Agreement, including that the conditions to such Purchaser’s obligation to purchase such Notes in Section 5 have not been fulfilled on the Closing Date (other than as a result of breach of this Agreement by such Purchaser) and the Closing Date has not occurred prior to February 6, 2024. In connection with any such termination pursuant to this Section 26 the Issuer shall be obligated to reimburse the expenses of the Purchasers pursuant to Section 16 hereof. The provisions of Sections 16.1, Section 17, Section 19, Section 21 and Section 22 shall at all times be effective and shall survive such termination.

* * * * *

VELOCITY FINANCIAL, INC.	NOTE PURCHASE AGREEMENT
VELOCITY COMMERCIAL CAPITAL, LLC

If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Transaction Entities, whereupon this Agreement shall become a binding agreement between you and the Transaction Entities.

Very truly yours, VELOCITY FINANCIAL, INC.

By:
Name:
Title:

VELOCITY COMMERCIAL CAPITAL, LLC

By:
Name: Title:

VELOCITY FINANCIAL, INC.	NOTE PURCHASE AGREEMENT
VELOCITY COMMERCIAL CAPITAL, LLC

This Agreement is hereby

accepted and agreed to as

of the date hereof

PURCHASER: [•]

By:
Name:

Title:

Address of Purchaser:

[•]

Email Address(es) of Purchaser for Notices:

[•]

Principal Amount of Purchased Notes: $[•]

CUSIP of Purchased Notes:

[QIB CUSIP: 92259R AC9 / ISIN: US92259RAC97]

[Accredited Investor CUSIP: 92259R AD7 / ISIN: US92259RAD70]

VELOCITY FINANCIAL, INC.	NOTE PURCHASE AGREEMENT
VELOCITY COMMERCIAL CAPITAL, LLC

This Agreement is hereby

accepted and agreed to with respect to

Sections 16.1, 18.1, 19, 21 and 23

of this Agreement as of the date hereof

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Collateral Agent

By:
Name:
Title:

Schedule A

DEFINED TERMS

As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

“Additional Notes” is defined in Section 2.1.

“Adjusted Interest Rate” is defined in Section 2.2.

“Affiliate” means, with respect to any Person, any other Person which, directly or indirectly through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such Person. For purposes of this definition, “Control” (together with the correlative meanings of “Controlled by” and “under common Control with”) means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities or other beneficial interests, by contract, or otherwise.

“Agreement” means this Note Purchase Agreement, including all Schedules attached to this Agreement, as amended, modified or restated from time to time.

“Anti-Corruption Laws” means any law or regulation in a U.S. or any non-U.S. jurisdiction regarding bribery or any other corrupt activity, including the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act 2010.

“Anti-Money Laundering Laws” means any law or regulation in a U.S. or any non-U.S. jurisdiction regarding money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes, including the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act) and the USA PATRIOT Act.

“Blocked Person” means (a) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by OFAC, (b) a Person, entity, organization, country or regime that is blocked or a target of sanctions that have been imposed under U.S. Economic Sanctions Laws or (c) a Person that is an agent, department or instrumentality of, or is otherwise beneficially owned by, controlled by or acting on behalf of, directly or indirectly, any Person, entity, organization, country or regime described in clause (a) or (b).

“Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York, are required or authorized to be closed.

“Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

“cash” means any immediately available funds in Dollars.

SCHEDULE A

(to Note Purchase Agreement)

“Cash Equivalents” means (a) marketable direct obligations issued or unconditionally guaranteed by the United States or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within 1 year from the date of acquisition thereof, (b) marketable direct obligations issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof maturing within 1 year from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either S&P or Moody’s, (c) commercial paper maturing no more than 270 days from the date of creation thereof and, at the time of acquisition, having a rating of at least A-1 from S&P or at least P-1 from Moody’s, (d) certificates of deposit or bankers’ acceptances maturing within 1 year from the date of acquisition thereof issued by any bank organized under the laws of the United States or any state thereof having at the date of acquisition thereof combined capital and surplus of not less than $250,000,000, (e) demand deposit accounts maintained with any bank organized under the laws of the United States or any state thereof so long as the amount maintained with any individual bank is less than or equal to $250,000 and is insured by the Federal Deposit Insurance Corporation, and (f) investments in money market funds or mutual funds substantially all of whose assets are invested in the types of assets described in clauses (a) through (e) above.

“Change of Control” is defined in Section 9.8.

“Change of Control Purchase Date” is defined in Section 9.8.

“Change of Control Purchase Price” is defined in Section 9.8.

“Closing” is defined in Section 4.

“Closing Date” is defined in Section 4.

“Code” means the Internal Revenue Code of 1986 as amended.

“Collateral” has the meaning assigned to such term in the Collateral Agreement.

“Collateral Agent” means U.S. Bank Trust Company, National Association or, as applicable, its duly appointed successor as Collateral Agent.

“Collateral Agreement” means a security agreement substantially in the form of Exhibit A.

“Collateral Documents” means, collectively, the Intercreditor Agreement, the Collateral Agreement, and each of the other agreements, instruments or documents that creates or purports to create a Lien or secure in favor of the holders of the Notes or the Collateral Agent including those executed and delivered under the Collateral Agreement (without limitation, Copyright Short Form Security Agreement, Trademark Short Form Security Agreement, Patent Short Form Security Agreement, Mortgages, Absolute Assignments, Custodial Agreements, Control Agreements, in each case to the extent applicable).

“Collateral Value” means the value of the Collateral on which the Collateral Agent, for the benefit of itself and the Noteholders, has a valid, perfected, first-priority Lien as reflected in the books and records of the Issuer and its subsidiaries in accordance with GAAP (without, for the avoidance of doubt, any duplication as between the value of any assets held by, and any equity interest in, any particular Subsidiary).

“Competitor” means (a) any Person who is not an Affiliate of a Transaction Entity or any of its subsidiaries and a substantial part of whose business is (or a substantial part of the business of any Affiliate of which is) in the same or similar business as a material business of the Transaction Entities or any of their subsidiaries or (b) any Affiliate of any of the foregoing.

“Confidential Information” is defined in Section 21.

SCHEDULE A

(to Note Purchase Agreement)

“Consolidated Net Income” means, for any period, the aggregate of the net income (loss) of such Issuer and its consolidated subsidiaries, determined in accordance with GAAP for such period on a consolidated basis; provided, however, that, without duplication,

(a) (x) any net after-tax write-offs or extraordinary, unusual or nonrecurring gains or losses and any net after-tax gains or losses (in each case less all fees and expenses related thereto), in each case, that (i) are in respect of purchases of all remaining outstanding asset-backed securities of any Securitization Issuer Entity consistent with the terms of the related Permitted Securitization Indebtedness, (ii) constitute non-cash gains or losses and (iii) are in respect of fees and expenses that were paid in cash in a prior period or (y) any other net after-tax write-offs or extraordinary, unusual or nonrecurring income or expenses or charges (including, without limitation, any pension expense, casualty losses, severance expenses, facility closure expenses, system establishment costs, relocation expenses and other restructuring expenses, benefit plan curtailment expenses, bankruptcy reorganization claims, settlement and related expenses and fees, expenses or charges related to any offering of Equity Interests of the Guarantor, the Issuer or any of their subsidiaries, any Investment, acquisition or Indebtedness not prohibited by this Agreement (in each case, whether or not successful), including all fees, expenses, charges and change of control payments related to the issuance of the Notes), in each case, shall be excluded,

(b) any net after-tax income or loss from discontinued operations and any net after-tax gain or loss on disposal of discontinued operations shall be excluded (but if such operations are classified as discontinued due to the fact that they are subject to an agreement to dispose of such operations, only when and to the extent such operations are actually disposed of),

(c) any net after-tax gain or loss (including the effect of all fees and expenses or charges relating thereto) attributable to business dispositions or asset dispositions other than in the ordinary course of business (as determined in good faith by the Board of Directors of the Issuer) shall be excluded,

(d) any net after-tax income or loss (including the effect of all fees and expenses or charges relating thereto and deferred financing costs written off and premiums paid) attributable to the refinancing, modification of or early extinguishment of Indebtedness (including obligations under Hedging Agreements) and any non-cash gains and losses attributable to movement in the mark-to-market valuation of rights and obligations under Hedging Agreements pursuant to Financial Accounting Standards Board Statement No. 133 shall be excluded,

(e) (x) the net income (loss) for such period of any Person that is accounted for by the equity method of accounting shall be included in Consolidated Net Income only to the extent of the amount of dividends or distributions or other payments paid in cash (or to the extent converted into cash) to the Issuer or a subsidiary thereof in respect of such period and (y) the Consolidated Net Income for such period shall include any dividend, distribution or other payment in respect of equity paid in cash by such Person in excess of the amounts included in clause (x),

(f) the net income for such period of any subsidiary (that is not a Warehouse Facility Entity or a Securitization Entity) of the Issuer shall be excluded to the extent that the declaration or payment of dividends or similar distributions by such subsidiary of its net income is not at the date of determination permitted without any prior governmental approval (which has not been obtained) or, directly or indirectly, by the operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule, or governmental regulation applicable to that subsidiary or its stockholders or members, unless such restriction with respect to the payment of dividends or similar distributions has been legally waived (provided that the net loss of any such subsidiary shall be included to the extent funds are disbursed by such Person or any other subsidiary of such Person in respect of such loss and that Consolidated Net Income of such Person shall be increased by the amount of dividends or distributions or other payments that are actually paid in cash (or to the extent converted into cash) by such subsidiary to the Issuer or one of its subsidiaries in respect of such period to the extent not already included therein),

SCHEDULE A

(to Note Purchase Agreement)

(g) Consolidated Net Income for such period shall not include the cumulative effect of a change in accounting principles during such period,

(h) any non-cash charges from the application of the purchase method of accounting in connection with any future acquisition, to the extent such charges are deducted in computing such Consolidated Net Income shall be excluded,

(i) any non-cash expenses, any gains or losses on interest rate and foreign currency derivatives and any foreign currency transaction gains or losses shall be excluded; provided, that there shall not be excluded pursuant to this clause (i) (A) any non-cash expense to the extent it represents an accrual of or a reserve for cash expenditures in any future period or amortization of a prepaid cash item that was paid in a prior period and (B) any non-cash expense that results from the write-down or write-off of assets or the impairment of property, plant, equipment, goodwill, intangibles or other long-lived assets, and

(j) any long-term incentive plan accruals and any non-cash compensation expense realized from grants of stock appreciation or similar rights, stock options, any restricted stock plan or other rights to officers, directors and employees of the Guarantor, the Issuer or any of their subsidiaries shall be excluded.

“Corporate Trust Office” means the office of the Paying Agent at which at any particular time such Person’s corporate trust business shall be principally administered, which office at the date of the execution of this Agreement is located at the address specified in Section 14 of this Agreement, or such other address as the Paying Agent may designate from time to time by notice to the Issuer, or the principal corporate trust office of any successor Paying Agent (or such other address as such successor Paying Agent may designate from time to time by notice to the Issuer in accordance with this Agreement).

“Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

“Default Rate” means 2% per annum above the rate of interest on the Notes then in effect.

“Discharge Escrow” mean any escrow account which may be established for the benefit of the Noteholders and the Collateral Agent, pursuant to an escrow agreement with customary terms between the Issuer and the Paying Agent or another entity reasonably satisfactory to the Paying Agent as escrow agent (the “Escrow Agent”), into which cash in U.S. Dollars or non-callable Government Securities are deposited by or on behalf of the Issuer in an amount sufficient to satisfy the obligations and conditions set forth in Section 25.1, for the purpose of satisfying the Issuer’s obligations under Section 25 in the event of a Satisfaction election.

“Dollars” or “$” refers to lawful money of the United States of America.

“DTC” is defined in Section 14.1.

SCHEDULE A

(to Note Purchase Agreement)

“Egan-Jones” means Egan-Jones Ratings Company, a nationally recognized statistical rating organization.

“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests or equivalents (however designated, including any instrument treated as equity for U.S. federal income tax purposes) in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest.

“Event of Default” is defined in Section 12.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder from time to time in effect.

“Excluded Account” has the meaning assigned to such term in the Collateral Agreement.

“Existing Instrument” is defined in Section 6.9(f).

“Existing Notes” means the Issuer’s 7.125% Senior Secured Notes due March 15, 2027.

“Expiration Date” is defined in Section 9.8.

“FATCA” means (a) sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), together with any current or future regulations or official interpretations thereof, (b) any treaty, law or regulation of any other jurisdiction, or relating to an intergovernmental agreement between the United States of America and any other jurisdiction, which (in either case) facilitates the implementation of the foregoing clause (a), and (c) any agreements entered into pursuant to section 1471(b)(1) of the Code.

“GAAP” means generally accepted accounting principles as in effect from time to time in the United States of America.

“Government Securities” means direct obligations of, or obligations guaranteed by, the United States of America, and the payment for which the United States pledges its full faith and credit.

“Governmental Authority” means the government of the United States of America, or any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

“guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect,

(a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof,

(b) to purchase or lease property securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof,

SCHEDULE A

(to Note Purchase Agreement)

(c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or

(d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation;

provided that the term guarantee shall not include (i) endorsements for collection or deposit in the ordinary course of business or (ii) customary indemnification agreements entered into in the ordinary course of business, provided that such indemnification obligations are unsecured, such Person has determined that any liability thereunder is remote and such indemnification obligations are not the functional equivalent of the guaranty of a payment obligation of the primary obligor.

“Guarantee” has the meaning set forth in Section 24(a).

“Guarantor” is defined in the first paragraph of this Note Purchase Agreement.

“Hedging Agreement” means any interest rate protection agreement, foreign currency exchange protection agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

“holder” or “Noteholder” means, with respect to any Note, the Person in whose name such Note is registered in the Note Register maintained by the Paying Agent pursuant to Section 14.5; provided, however, that if such Person is a nominee, then for the purposes of Sections 8, 13, 14.5(b), 18.2 and 19 and any related definitions in this Schedule A, “holder” shall mean the beneficial owner of such Note.

“Indebtedness” of any Person means, without duplication,

(a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind,

(b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments,

(c) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person,

(d) all obligations of such Person in respect of the deferred purchase price of property or services (excluding accounts payable and accrued expenses incurred in the ordinary course of business),

(e) all Indebtedness of others secured by any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed (with the value of such debt being the lower of the outstanding amount of such debt and the fair market value of the property subject to such Lien),

(f) all guarantees by such Person of Indebtedness of others,

(g) all Capital Lease Obligations of such Person,

SCHEDULE A

(to Note Purchase Agreement)

(h) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty,

(i) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances, and

(j) all payment obligations under repurchase agreements, single seller financing facilities, warehouse facilities and other lines of credit.

The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. Notwithstanding the foregoing, “Indebtedness” shall not include (x) purchase price holdbacks arising in the ordinary course of business in respect of a portion of the purchase price of an asset or Investment to satisfy unperformed obligations of the seller of such asset or Investment or (y) a commitment arising in the ordinary course of business to make a future Investment.

“Initial Notes” is defined in Section 2.1.

“Intercreditor Agreement” means an intercreditor agreement substantially in the form of Exhibit B.

“Interest Payment Date” means each May 15 and November 15, beginning with May 15, 2024.

“Interest Period” means the period from the most recent Interest Payment Date (or, if no Interest Payment Date has yet occurred, from the Closing Date) to, but excluding, the next succeeding Interest Payment Date (or, if applicable, redemption date or Maturity Date).

“Investment” means, for any Person: (a) Equity Interests, bonds, notes, debentures or other securities of any other Person or any agreement to acquire any Equity Interests, bonds, notes, debentures or other securities of any other Person (and any rights or proceeds in respect of (x) any “short sale” of securities or (y) any sale of any securities at a time when such securities are not owned by such Person); (b) deposits, advances, loans or other extensions of credit made to any other Person (including purchases of property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such property to such Person); or (c) Hedging Agreements.

“Investment Company Act” means the Investment Company Act of 1940, as amended from time to time.

“Investment Grade” means a rating of at least “BBB-” or higher by Egan-Jones or its equivalent by any other NRSRO without giving effect to any credit watch.

“Issuer” is defined in the first paragraph of this Agreement.

“Judgment Default Threshold” means $10,000,000.

“Key Personnel” means the chief executive officer, the chief financial officer, the chief legal officer and general counsel, any executive vice president, the corporate treasurer, and the chief accounting officer of either Transaction Entity.

SCHEDULE A

(to Note Purchase Agreement)

“knowledge of the Transaction Entities” shall mean the actual or constructive knowledge of any of the Key Personnel, after due inquiry.

“LCA Election” means the Issuer’s election to treat a specified acquisition or similar Investment not prohibited under this Agreement, as a Limited Condition Acquisition.

“LCA Test Date” has the meaning specified in Section 22.5.

“Lien” means, with respect to any asset, any mortgage, deed of trust, lien (statutory or otherwise), pledge, hypothecation, encumbrance, assignment, deposit arrangement, charge, preference, priority or other security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any Capital Lease Obligations having substantially the same economic effect as any of the foregoing) in, on or of such asset.

“Limited Condition Acquisition” means any acquisition or similar Investment by any Transaction Entity not prohibited under this Agreement whose consummation is not conditioned on the availability of, or on obtaining, third party financing.

“Make-Whole Amount” is defined in Section 9.2.

“Make-Whole Amount Calculation Date” is defined in Section 9.2.

“Make-Whole Payment Date” is defined in Section 9.2.

“Material Adverse Effect” means a material adverse effect on (a) the business, assets, liabilities and financial condition, assets or properties of the Transaction Entities and their subsidiaries taken as a whole or (b) the validity or enforceability of this Agreement, the securities or the rights and remedies of the holders of the Notes.

“Material Real Property” has the meaning assigned to such term in the Collateral Agreement.

“Maturity Date” means February 15, 2029.

“Mortgage Loan” means all rights to payment of Indebtedness and obligations (including without limitation, unpaid principal, accrued interest, costs, fees, expenses and indemnity obligations) owing by an Underlying Obligor in respect of a commercial loan or loans or other financial accommodations payable to a Transaction Entity, whether evidenced by a single Mortgage Note or multiple Mortgage Notes (each evidencing a portion of the aggregate amount of such Mortgage Loan), secured by an Underlying Mortgage or Underlying Mortgages encumbering Underlying Mortgaged Property or otherwise.

“Mortgage Note” means each promissory note, consolidated promissory note, or amended and restated promissory note executed by an Underlying Obligor in connection with a Mortgage Loan and payable to a Transaction Entity, as the same may be modified, amended or restated from time to time.

“Net Asset Value” means, as of the date of determination, the total value of the assets less the total value of the liabilities shown on the Issuer’s consolidated balance sheet as of such date, as calculated and determined in accordance with GAAP.

SCHEDULE A

(to Note Purchase Agreement)

“Net Cash Proceeds” means, with respect to any sale of Equity Interests by the Issuer or contribution to the capital of the Issuer, the aggregate amount of all cash received by the Issuer in respect of such sale of Equity Interests or capital contribution net of any placement agent, finders’ or other similar fees, legal fees, accountants’ fees, discounts and commissions and other customary fees and expenses actually incurred by the Issuer in connection with such sale of Equity Interests or capital contribution.

“Net Equity Capital Activity” means the aggregate Net Cash Proceeds from the sale by the Issuer of its Equity Interests to Persons other than a Transaction Entity or their respective subsidiaries at any time after the date of this Agreement or from a contribution to the capital of the Issuer at any time after the date of this Agreement.

“Net Non-Securitization Debt to Equity Ratio” means as of any date of determination, the ratio of (a) the amount of (x) the aggregate principal amount of Non-Securitization Debt of the Issuer and its consolidated subsidiaries (including under the Notes) as of such date less (y) all cash and Cash Equivalents of the Issuer and its consolidated subsidiaries to the extent subject to an account control agreement in favor of the Collateral Agent, to (b) Stockholders’ Equity at the last day of the immediately preceding fiscal quarter of the Issuer.

“Non-Securitization Debt” means Indebtedness of the Issuer and its consolidated subsidiaries other than Securitization Indebtedness that is reflected on the Issuer’s consolidated balance sheet that does not constitute an obligation of the Transaction Entities or any of their consolidated subsidiaries (other than the applicable Securitization Issuer Entity). For the avoidance of doubt, non-securitization debt includes all recourse and non-recourse warehouse lines of credit of the Issuer and its consolidated subsidiaries, including but not limited to the Permitted Warehouse Indebtedness.

“Non-Securitization Debt Service” means, for the applicable Testing Period, the sum of: (a) the interest paid in cash or required to be paid in cash by the Issuer and its subsidiaries, on a consolidated basis, for such Testing Period with respect to all Non-Securitization Debt, in each case determined in accordance with GAAP, plus (b) other than with respect to Permitted Warehouse Indebtedness, regularly scheduled principal amortization payments made or required to be made on account of Non-Securitization Debt for the applicable Testing Period (exclusive of pay-offs or pay-downs on account of such Non-Securitization Debt), in each case determined in accordance with GAAP.

“Non-Securitization Senior Debt Service Coverage Ratio” means, with respect to the Transaction Entities, at any date of determination, the ratio of (a) Pre-Tax Income plus (solely to the extent deducted in calculating Pre-Tax Income) Non-Securitization Debt Service to (b) Non-Securitization Debt Service, in each case for the Testing Period.

“Note Documents” means (a) the Note Purchase Agreements, (b) the Notes, (c) the Collateral Documents and (d) each other document or instrument now or hereafter executed and delivered by a Transaction Entity in connection with, pursuant to or relating to this Agreement, in each case, as amended, modified or restated from time to time.

“Note Purchase Agreements” is defined in the first paragraph of this Agreement.

“Note Register” is defined in Section 14.5.

“Noteholder” has the meaning assigned to such term in the definition of “holder”.

“Notes” is defined in Section 2.1.

SCHEDULE A

(to Note Purchase Agreement)

“NRSRO” means a Nationally Recognized Statistical Rating Organization as defined pursuant to Section 3(a)(62) of the Exchange Act, including but not limited to Egan-Jones, in each case, whose ratings for senior indebtedness of issuers similar to the Issuer are authorized for use with, and recognized by, the Securities Valuation Office of the National Association of Insurance Commissioners (the “SVO”) and which rating shall (a) specifically describe the Notes, including their interest rate, maturity and Private Placement Number and (b) in the event such Rating is a “private letter rating” (i) address the likelihood of payment of both the principal and interest of such Notes (which requirement shall be deemed satisfied if the rating is silent as to the likelihood of payment of both principal and interest and does not otherwise include any indication to the contrary), (ii) not include any prohibition against sharing such evidence with the SVO or any other regulatory authority having jurisdiction over the holders of the Notes, and (iii) include such other information describing the relevant terms of the Notes as may be required from time to time by the SVO or any other regulatory authority having jurisdiction over the holders of the Notes.

“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

“OFAC Sanctions Program” means any economic or trade sanction that OFAC is responsible for administering and enforcing. A list of OFAC Sanctions Programs may be found at http://www.treasury.gov/resource-center/sanctions/Programs/Pages/Programs.aspx.

“Offer to Purchase” is defined in Section 9.8.

“Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of the Transaction Entities whose responsibilities extend to the subject matter of such certificate.

“Optional Prepayment Date” means the date specified in the Issuer’s notice of optional prepayment for a prepayment of Notes pursuant to Section 9.2.

“Parent Entity” means any direct or indirect parent of the Issuer that is a holding company with no material assets or operations other than holding (either directly or indirectly through one or more other Parent Entities) Equity Interests of the Issuer (excluding, for avoidance of doubt, any investment vehicle of the Sponsor or PIMCO).

“Pari Passu Notes” means senior notes, together with any guarantees thereon, incurred from time to time by the Transaction Entities that have been issued or are issuable by the Transaction Entities, secured by the Collateral and ranking pari passu in right of payment to the Transaction Entities’ existing and future senior Indebtedness, including, without limitation, the Existing Notes; provided that, the Transaction Entities may only incur Pari Passu Notes if, both immediately before and on a pro forma basis, after giving effect to the issuance and sale of any such Pari Passu Notes and intended use of proceeds therefrom, (a) no Default or Event of Default has occurred and is continuing (subject to customary “SunGard” or “certain funds” limitations to the extent the proceeds of any Pari Passu Notes are being used to finance a Limited Condition Acquisition), (b) the Issuer is in compliance with Section 11.3 of this Note Purchase Agreement (including, for the avoidance of doubt, any concurrent addition of Collateral) and (c) the Issuer reaffirms the rating for the Notes with one or more NRSROs.

“Paying Agent” means UMB Bank, National Association or, as applicable, its duly appointed successor as Paying Agent.

SCHEDULE A

(to Note Purchase Agreement)

“Permitted Holders” means (i) each of the Sponsor, PIMCO and any group (within the meaning of Section 13(d)(3) of the Exchange Act or any successor provision) of which any of the foregoing are members; provided that, in the case of such group and without giving effect to the existence of such group or any other group, the Sponsor and PIMCO, collectively, have beneficial ownership of more than 50% of the total voting power of the Equity Interests of the Guarantor and (ii) any Parent Entity that is formed not in connection with, or in contemplation of, a transaction that (but for the application to such Person of this clause (ii)) would constitute a Change of Control, if the holders of the common stock of such Parent Entity immediately after it becomes a Parent Entity are substantially the same as the holders of the common stock of the Guarantor (or, as applicable, any other Parent Entity that previously became such pursuant to this clause (ii)) immediately before such transaction.

“Permitted Liens” means:

(a) Liens existing on the Closing Date and set forth on Schedule 11.2 and Liens in connection with a refinancing of Indebtedness secured by such property or assets arising after the Closing Date on any property or asset that substitutes or replaces the property or asset that is the subject of such Liens;

(b) any Lien created under the Note Documents or permitted in respect of any Material Real Property mortgaged in favor of the Collateral Agent by the terms of such mortgage;

(c) any Lien in favor of a collateral agent for the benefit of the holders of Pari Passu Notes, including, without limitation, the Existing Notes, or permitted in respect of any Material Real Property mortgaged in favor of such collateral agent by the terms of such mortgage;

(d) any Lien securing Indebtedness of a subsidiary of the Issuer acquired after the Closing Date or a Person merged into or consolidated with the Issuer or subsidiary thereof after the Closing Date and Indebtedness assumed in connection with the acquisition of assets, which Indebtedness, in each case, exists at the time of such acquisition, merger or consolidation and is not created in contemplation of such event, or any refinancing of such Indebtedness, provided, that (i) such Lien does not apply to any other property or assets of the Issuer or subsidiary(ies) thereof not securing such Indebtedness at the date of the acquisition of such property or asset (other than after-acquired property subjected to a Lien securing Indebtedness and other obligations incurred prior to such date and which Indebtedness and other obligations are permitted hereunder that require a pledge of after-acquired property, it being understood that such requirement shall not be permitted to apply to any property to which such requirement would not have applied but for such acquisition) and (ii) such Lien is not created in contemplation of or in connection with such acquisition;

(e) Liens for taxes, assessments or other governmental charges or levies not yet delinquent or that are being contested in compliance with Section 10.3;

(f) Liens imposed by law (including, without limitation, Liens in favor of customers for equipment under order or in respect of advances paid in connection therewith but excluding any Lien imposed by ERISA) such as landlord’s, carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, construction or other like Liens arising in the ordinary course of business and securing obligations that are not overdue by more than 60 days or that are being contested in good faith by appropriate proceedings and in respect of which, if applicable, the applicable Transaction Entity shall have set aside on its books reserves in accordance with GAAP;

SCHEDULE A

(to Note Purchase Agreement)

(g) (i) pledges and deposits made in the ordinary course of business in compliance with the Federal Employers Liability Act or any other workers’ compensation, unemployment insurance and other social security laws or regulations under U.S. or foreign law and deposits securing liability to insurance carriers under insurance or self-insurance arrangements in respect of such obligations and (ii) pledges and deposits securing liability for reimbursement or indemnification obligations of (including obligations in respect of letters of credit or bank guarantees for the benefit of) insurance carriers providing property, casualty or liability insurance to the Issuer or any subsidiary thereof;

(h) deposits or Liens to secure the performance of bids, trade contracts (other than for Indebtedness), leases (other than Capital Lease Obligations), statutory obligations, surety and appeal bonds, performance and return of money bonds, warranty bonds, bids, leases, trade contracts, government contracts, completion or performance guarantees and other obligations of a like nature incurred in the ordinary course of business, including those incurred to secure health, safety and environmental obligations in the ordinary course of business;

(i) zoning restrictions, easements, trackage rights, leases (other than Capital Lease Obligations), licenses, special assessments, rights-of-way, restrictions on use of real property and other similar encumbrances incurred in the ordinary course of business that do not render title unmarketable and that, in the aggregate, do not interfere in any material respect with the ordinary conduct of the business of the Issuer or any subsidiary thereof or would reasonably expected to result in a Material Adverse Effect;

(j) purchase money security interests in equipment or other property or improvements thereto hereafter acquired (or, in the case of improvements, constructed) by the Issuer or the Guarantor (including the interests of vendors and lessors under conditional sale and title retention agreements); provided, that (i) such security interests are incurred, and the Indebtedness secured thereby is created, within 270 days after such acquisition (or construction), (ii) the Indebtedness secured thereby does not exceed 100% of the cost of such equipment or other property or improvements at the time of such acquisition (or construction), including transaction costs incurred by the Issuer in connection with such acquisition (or construction) and (iii) such security interests do not apply to any other property or assets of the Issuer (other than to accessions to such equipment or other property or improvements); provided, further, that individual financings of equipment provided by a single lender may be cross-collateralized to other financings of equipment provided solely by such lender;

(k) Liens arising out of sale and lease-back transactions, so long as such Liens attach only to the property sold and being leased in such transaction and any accessions thereto or proceeds thereof and related property;

(l) Liens securing judgments that do not constitute an Event of Default under Section 12(g);

(m) other Liens with respect to property or assets with an aggregate fair market value (valued at the time of creation thereof) of not more than $5,000,000;

(n) Liens disclosed by the title insurance policies (that were not granted in contemplation of this Agreement) and any replacement, extension or renewal of any such Lien; provided, that such replacement, extension or renewal Lien shall not cover any property other than the property that was subject to such Lien prior to such replacement, extension or renewal; provided, further, that the Indebtedness and other obligations secured by such replacement, extension or renewal Lien are not prohibited by this Agreement;

SCHEDULE A

(to Note Purchase Agreement)

(o) Liens in respect of Securitization Assets, REO Assets and the proceeds thereof incurred in connection with Permitted Securitization Indebtedness;

(p) any interest or title of, or Liens created by, a lessor under any leases or subleases entered into by the Transaction Entities, as tenant, in the ordinary course of business;

(q) Liens that are contractual rights of set-off (i) relating to the establishment of depository relations with banks not given in connection with the incurrence of Indebtedness, (ii) relating to pooled deposit or sweep accounts of the Transaction Entities to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Transaction Entities or (iii) relating to purchase orders and other agreements entered into with customers of the Transaction Entities in the ordinary course of business;

(r) Liens arising solely by virtue of any statutory or common law provision relating to banker’s liens, rights of set-off or similar rights;

(s) Liens securing obligations in respect of performance bonds, warranty bonds, bid bonds, appeal bonds, surety bonds and completion or performance guarantees and similar obligations, in each case provided in the ordinary course of business, including those incurred to secure health, safety and environmental obligations in the ordinary course of business and obligations arising out of advances on exports, advances on imports, advances on trade receivables, customer prepayments and similar transactions in the ordinary course of business and consistent with past practice, or in respect of trade-related letters of credit and covering the goods (or the documents of title in respect of such goods) financed by such letters of credit and the proceeds and products thereof;

(t) licenses of intellectual property granted in the ordinary course of business;

(u) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

(v) Liens upon specific items of inventory or other goods and proceeds of the Issuer securing such Person’s obligations in respect of bankers’ acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods;

(w) Liens solely on any cash earnest money deposits made by the Issuer in connection with any letter of intent or purchase agreement not prohibited hereby;

(x) Liens arising from precautionary Uniform Commercial Code financing statement filings regarding operating leases entered into by the Transaction Entities in the ordinary course of business;

(y) Liens on insurance policies and proceeds thereof, or other deposits, to secure insurance premium financing arrangements in the ordinary course of business and in an aggregate principal amount not to exceed 2.00% of the Issuer’s consolidated total assets, provided, that such Liens are limited to the applicable unearned insurance premiums;

(z) Liens on the Collateral securing obligations in respect of cash management obligations and swap or similar hedging obligations and related transactions in the ordinary course of business;

SCHEDULE A

(to Note Purchase Agreement)

(aa) Liens on cash or Cash Equivalents in an amount of up to $3,000,000 in support of the Issuer’s obligations under any letter of credit facility;

(bb) first-priority Liens securing Permitted Warehouse Indebtedness; and

(cc) Liens on REO Assets that secure obligations owed to third parties, provided that such Liens existed prior to, and were not imposed in contemplation of transfer of, such REO Assets to a Transaction Entity.

“Permitted Restricted Payments” means the following, to the extent constituting Restricted Payments:

(a) declaration and payment of dividends or make other distributions to the Guarantor (i) in respect of customary corporate overhead expenses, consistent with past practice, of the Guarantor or any other direct or indirect parent of the Issuer, including, without limitation, legal, accounting and professional fees and other fees and expenses in each case in connection with the maintenance of its existence and its ownership of the Issuer and franchise taxes and other taxes required to maintain its (or any of its direct or indirect parents’) corporate existence (for the avoidance of doubt, no taxes imposed on or measured by net income shall be encompassed by this clause (a)(i)); (ii) in the event the Issuer files a consolidated, combined, unitary, affiliated, or similar income tax return with the Guarantor or any direct or indirect parent of the Issuer (as applicable to the Guarantor or any direct or indirect parent of the Issuer, the “Consolidated Tax Parent”) to permit the Consolidated Tax Parent to pay the tax liability in respect of the consolidated, combined, unitary, affiliated or similar returns filed by the Consolidated Tax Parent in each relevant jurisdiction solely to the extent attributable to taxable income, revenue, receipts, gross receipts, gross profits, capital or margin of the Issuer and/or its subsidiaries and the ownership of the Consolidated Tax Parent in the Issuer and/or its subsidiaries; provided, that the amount of such payment or distribution shall not be greater than the amount of such taxes that would have been due and payable by the Issuer and its subsidiaries had the Issuer not filed a consolidated, combined, unitary, affiliated, or similar return with the Consolidated Tax Parent;

(b) the repurchase, redemption or other acquisition or retirement of (or making of dividends or distributions to the Guarantor to finance any such repurchase, redemption or other acquisition or retirement) for value, in any such case paid no earlier than the first anniversary of the Closing Date, any Equity Interests of the Guarantor or any subsidiary held by any current or former officer, director, consultant or employee of the Issuer, the Guarantor or any subsidiary of the Guarantor pursuant to any equity subscription agreement, equity grant agreement, stock option agreement, shareholders’, members’ or partnership agreement or similar agreement, plan or arrangement; provided, that the aggregate amount of such purchases, redemptions, acquisitions or retirements (other than in connection with facilitating employee tax events relating to vesting and distribution of incentive compensation) under this clause (b) shall not exceed in any fiscal year $2,500,000 (plus the amount of net proceeds (x) received by the Issuer during such fiscal year from sales of equity interests of the Issuer or contributions to the capital of the Issuer, in each case as a result of sales of equity interests to directors, consultants, officers or employees of the Issuer or any subsidiary thereof in connection with employee compensation and incentive arrangements, and (y) of any key-man life insurance policies recorded during such fiscal year), which, if not used in any year, may be carried forward to the next subsequent fiscal year;

(c) non-cash repurchases of Equity Interests deemed to occur upon exercise of stock options if such Equity Interests represent a portion of the exercise price of such options or a surrender of Equity Interests to satisfy the equityholder’s tax liability in connection with the vesting of equity awards; and

SCHEDULE A

(to Note Purchase Agreement)

(d) declaration and payment of other Restricted Payments in an aggregate amount under this clause (d) (taken together with the aggregate amount paid under clause (b) of this definition) not to exceed the sum (without duplication) of:

(i) 50% of the Consolidated Net Income of the Issuer for the period (taken as one accounting period) beginning on January 1, 2022 to the end of the Issuer’s most recently ended fiscal quarter for which internal financial statements are available at the time of such Restricted Payment, or, in the case such Consolidated Net Income for such period is a deficit, minus 100% of such deficit; plus

(ii) 100% of the aggregate net cash proceeds received by the Issuer since March 15, 2022 as a contribution to its common equity capital or from the issue or sale of Equity Interests of but in any case excluding any Designated Cash Contribution.

“Permitted Securitization Indebtedness” has the meaning assigned to such term in the Collateral Agreement.

“Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, business entity or Governmental Authority.

“PIMCO” means, collectively, TOBI III SPE I LLC, LVS III Holdings, L.P., PIMCO GP XVII, LLC, Pacific Investment Management Company LLC and each of their respective Affiliates but excluding any operating portfolio companies of any of the foregoing.

“Pre-Tax Income” means, as of any Testing Period, the income before income taxes for such period of the Issuer and its consolidated subsidiaries, determined in accordance with GAAP.

“property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

“Purchaser” or “Purchasers” means each of the purchasers that has executed and delivered a Note Purchase Agreement and such Purchaser’s successors and assigns (so long as any such assignment complies with Section 14.5); provided, however, that any Purchaser of a Note that ceases to be the registered holder or a beneficial owner (through a nominee) of such Note as the result of a transfer thereof pursuant to Section 14.5 shall cease to be included within the meaning of “Purchaser” of such Note for the purposes of this Agreement upon such transfer.

“Qualified Institutional Buyer” or “QIB” means any Person who is a “qualified institutional buyer” within the meaning of such term as set forth in Rule 144A(a)(1) under the Securities Act.

“Rating” means a rating of the Notes, which rating shall specifically describe the Notes, including their interest rate and maturity, issued by a NRSRO.

“Rating Event” shall occur if, as of any date of determination, the Rating of the Notes by any NRSRO is less than Investment Grade or the Notes do not have a Rating from any NRSRO.

SCHEDULE A

(to Note Purchase Agreement)

“Real Property” means, collectively, all right, title and interest (including any leasehold, mineral or other estate) in and to any and all parcels of or interests in real property owned or leased by any Person, whether by lease, license or other means, together with, in each case, all easements, hereditaments and appurtenances relating thereto, all improvements and appurtenant fixtures and equipment, all general intangibles and contract rights and other property and rights incidental to the ownership, lease or operation thereof; provided, that Real Property does not include Mortgage Loans.

“Record Date” is defined in Section 15.3.

“REO Assets” ” of a Person means Real Property owned by such Person and acquired as a result of the foreclosure or other enforcement of a lien on such Real Property securing a Mortgage Loan.

“Required Holders” means the holders of more than 50% in aggregate principal amount of the Notes then-outstanding (exclusive of Notes then owned by the Transaction Entities or any of their Affiliates) under all Note Purchase Agreements as of any date of determination.

“Residual Interest” has the meaning assigned to such term in the Collateral Agreement.

“Responsible Officer” means any Senior Financial Officer, the chief executive officer, president, vice president, and any other officer of the Transaction Entities with responsibility for the administration of the relevant portion of this Agreement.

“Retained Earnings”, as of the end of each fiscal quarter, means (x) the retained earnings of the Issuer and its consolidated subsidiaries as of such fiscal quarter end minus (y) retained earnings of the Issuer and its consolidated subsidiaries as of December 31, 2023, in each case determined in accordance with GAAP.

“SEC” means the Securities and Exchange Commission of the United States of America.

“SEC Filings” is defined in Section 6.3.

“securities” or “security” shall have the meaning specified in Section 2(a)(1) of the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder from time to time in effect.

“Securitization Entity” has the meaning assigned to such term in the Collateral Agreement.

“Securitization Indebtedness” has the meaning assigned to such term in the Collateral Agreement.

“Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer, assistant treasurer or comptroller of the Transaction Entities.

“Sponsor” collectively, TrueArc Partners, Snow Phipps Group and each of their Affiliates but excluding any operating portfolio companies of any of the foregoing.

“Stockholders’ Equity” means, at any date, the amount determined on a consolidated basis, without duplication, in accordance with GAAP, of stockholders’ equity for the Issuer and its consolidated subsidiaries at such date.

SCHEDULE A

(to Note Purchase Agreement)

“subsidiary” of a Person means (a) a corporation, partnership, joint venture, limited liability company or other business entity of which (i) a majority of the shares, securities or other interests having ordinary voting power for the election of directors or other governing body (other than shares, securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, (ii) more than half of the issued share capital is at the time beneficially owned or (iii) the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries, or both, by such Person and (b) for so long as the Issuer or any subsidiary holds any Residual Interest therein, (i) each Securitization Entity and (ii) each Warehouse Facility Entity. Unless the context otherwise clearly requires, any reference to a “subsidiary” is a reference to a subsidiary of the Issuer.

“Taxes” has the meaning assigned to it in Section 16.1.

“Testing Period” means, for any date of determination under this Agreement, the latest four consecutive fiscal quarters of the Issuer for which financial statements have been delivered to the Paying Agent on or prior to the Closing Date and/or for which financial statements are required to be delivered pursuant to Section 8.1.

“Total Collateral Value” means, for any date of determination, the sum (without duplication) as of such date of the following, in each case determined in accordance with GAAP for the Issuer and its Subsidiaries: (a) the Collateral Value, (b) the excess, if any, of the value of the mortgage loans or other assets held by or pledged to providers of Warehouse Indebtedness pursuant to Warehouse Facilities over the principal amount of such Warehouse Indebtedness, (c) the excess, if any, of the value of mortgage loans, REO Assets and other assets held by each Securitization Issuer Entity over outstanding Indebtedness of such Securitization Issuer Entity, (d) the value of Retained Interests held by any Securitization Depositor Entity, and (e) receivables owed to the Issuer or its Subsidiaries by mortgage servicers.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York.

“Underlying Mortgage” means a mortgage, consolidated mortgage, deed of trust, deed to secure debt, security deed or other security device which is customary and serves the same function as a mortgage under the law and practice in the jurisdiction in which the premises subject to the mortgage are located.

“Underlying Mortgaged Property” means the real property encumbered by an Underlying Mortgage relating to a Mortgage Loan.

“Underlying Obligor” means, with respect to any Mortgage Loan, the Person who is the obligor, maker or mortgagor on such Mortgage Loan and not the guarantor of such Mortgage Loan.

“United States Person” has the meaning set forth in Section 7701(a)(30) of the Code.

“USA PATRIOT Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001 and the rules and regulations promulgated thereunder from time to time in effect.

SCHEDULE A

(to Note Purchase Agreement)

“U.S. Economic Sanctions Laws” means those laws, executive orders, enabling legislation or regulations administered and enforced by the United States pursuant to which economic sanctions have been imposed on any Person, entity, organization, country or regime, including the Trading with the Enemy Act, the International Emergency Economic Powers Act, the Iran Sanctions Act, the Sudan Accountability and Divestment Act and any other OFAC Sanctions Program.

“Warehouse Facility Entity” has the meaning assigned to such term in the Collateral Agreement.

“Warehouse Indebtedness” has the meaning assigned to such term in the Collateral Agreement.

“Wholly-Owned Subsidiary” means, at any time, any subsidiary all of the equity interests (except directors’ qualifying shares) and voting interests of which are owned by the Transaction Entities at such time.

SCHEDULE A

(to Note Purchase Agreement)

Schedule 1

[FORM OF NOTE]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO THE DEPOSITORY TRUST COMPANY, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF AS GLOBAL NOTE DEPOSITARY OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE NOTE PURCHASE AGREEMENT REFERRED TO IN THIS NOTE.]1

THE OFFERING AND SALE OF THIS NOTE (OR ITS PREDECESSOR) HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:

(1) REPRESENTS THAT IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A “QIB”) [OR AN ACCREDITED INVESTOR AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT]2;

(2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN EXCEPT (A) TO VELOCITY COMMERCIAL CAPITAL, LLC OR ANY OF ITS SUBSIDIARIES, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (D) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY AND THE PAYING AGENT) OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION;

[1]	Note: Insert language in brackets for Global Note.
[2]	Note: Insert language in brackets for Certificated Notes.

SCHEDULE 1

(to Note Purchase Agreement)

(3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; AND

(4) ACKNOWLEDGES THAT THE COMPANY AND THE PAYING AGENT FOR THE NOTES WILL REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING.

SCHEDULE 1

(to Note Purchase Agreement)

VELOCITY COMMERCIAL CAPITAL, LLC

CUSIP No.:3

9.875% SENIOR SECURED NOTE DUE 2029

No. [ ]	[Date]

[Up to]4 $[____]

The undersigned, VELOCITY COMMERCIAL CAPITAL, LLC. (herein called the “Company”), a limited liability company organized and existing under the laws of the State of California, hereby promises to pay to [Cede & Co.][    ], or registered assigns, the principal sum [set forth on the Schedule of Exchanges of Interests in the Global Note attached hereto][of     DOLLARS] (or so much thereof as shall not have been prepaid) on February 15, 2029 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 9.875% per annum, as may be adjusted in accordance with Section 2.2 of the Note Purchase Agreement (as hereinafter defined), from [_________]5, payable semi-annually, on May 15 and November 15 in each year, or if such date is not a Business Day, on the next succeeding Business Day (each, an “Interest Payment Date”) commencing with the May 15, 2024 next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance at a rate per annum from time to time equal to the Default Rate (as defined in the hereinafter defined Note Purchase Agreement). Interest payable on any Interest Payment Date shall be payable to the holder of any Note in whose name such Note is registered at the close of business on the fifteenth (15th) calendar day immediately preceding the related payment date (each such date being referred to herein as a “Record Date”), except as provided in Section 15.2 of the Note Purchase Agreement with respect to defaulted interest.

Payments of principal of, interest on and any Make-Whole Amount, if any, with respect to this Note are to be made in lawful money of the United States of America at the corporate trust office of the Paying Agent or at such other place as the Issuer shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below. The Company has initially appointed as UMB Bank, National Association, as Paying Agent.

This Note is one of a series of Senior Secured Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreements, dated February [•], 2024 (as from time to time amended, the “Note Purchase Agreement”), by and among the Transaction Entities, the Collateral Agent and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 21 of the Note Purchase Agreement and (ii) made the representations set forth in Section 7 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement. To the extent any provision of this Note conflicts with the express provisions of the Note Purchase Agreement, the provisions of the Note Purchase Agreement shall govern and be controlling.

[3]	Rule 144A Global Note CUSIP: 92259R AC9
Non-DTC Certificated Note CUSIP: 92259R AD7
[4]	Insert language in brackets for Global Note.
[5]

Insert Closing Date in the case of Notes issued on the Closing Date. With respect to Notes other than the Notes issued on the Closing Date (including with respect to successor Notes of the Notes issued on the Closing Date), insert the most recent Interest Payment Date or, if no Interest Payment Date has yet occurred, the Closing Date.

SCHEDULE 1

(to Note Purchase Agreement)

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Issuer may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Issuer will not be affected by any notice to the contrary.

This Note is subject to prepayment or redemption at the option of the Issuer, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise. Each holder of this Note is entitled to the benefits of the Collateral Documents. In the event of a Change of Control, as defined in the Note Purchase Agreement, the Issuer is required to offer to repurchase the Notes on the terms and conditions set forth in the Note Purchase Agreement. This Note and the Note Purchase Agreement may be amended as provided in the Note Purchase Agreement.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price and with the effect provided in the Note Purchase Agreement. A copy of the form of Note Purchase Agreement will be publicly filed with the U.S. Securities and Exchange Commission by the Guarantor on or promptly following the Closing Date.

SCHEDULE 1

(to Note Purchase Agreement)

This Note, the Note Purchase Agreement and the guarantee contained therein shall be governed by and construed in accordance with the law of the State of New York.

VELOCITY COMMERCIAL CAPITAL, LLC

By:

SCHEDULE 1

(to Note Purchase Agreement)

PAYING AGENT’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the Note Purchase Agreements.

UMB Bank, National Association, as Paying Agent

By:
Name:
Title:

SCHEDULE 1

(to Note Purchase Agreement)

[FORM OF NOTATION OF GUARANTEE]

For value received, the Guarantor has unconditionally guaranteed, to the extent set forth in the Note Purchase Agreement the due and punctual payment of principal, premium (if any), and interest (including any additional amounts required to be paid in accordance with the terms and conditions of the Notes) from time to time payable by the Issuer in respect of the Notes as and when the same shall become due, whether at stated maturity, upon redemption or repayment, by acceleration or otherwise, and accordingly undertakes to pay such holder, in the manner and the currency set forth in the terms and conditions of the Notes, any amount or amounts which the Issuer is at any time liable to pay in respect of such Notes and which the Issuer has failed to pay, including amounts that become due in advance of their stated maturity as a result of acceleration. The obligations of the Guarantor to the holders of Notes pursuant to the Guarantee are expressly set forth Section 24 of the Note Purchase Agreements and reference is hereby made to the Note Purchase Agreements for the precise terms of the Guarantee. Each holder of a Note, by accepting the same, agrees to and shall be bound by such provisions.

VELOCITY FINANCIAL, INC.

By:
Name:
Title:

SCHEDULE 1

(to Note Purchase Agreement)

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:
(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint
to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date: _____________________

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*: __________________________________

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Paying Agent).

SCHEDULE 1

(to Note Purchase Agreement)

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR

REGISTRATION OF TRANSFER RESTRICTED NOTES

This certificate relates to $_________ principal amount of the 9.875% Senior Secured Notes due 2029 (CUSIP: [_]) (the “Notes”) held in (check applicable space) ____ book-entry or _____ definitive form by the undersigned.

The undersigned (check one box below):

☐

has requested the Paying Agent by written order to deliver in exchange for its beneficial interest in the Global Note held by the Depository Trust Company (or successor depositary) or a nominee thereof a Note or Notes in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Global Note (or the portion thereof indicated above) in accordance with the Indenture; or

☐	has requested the Paying Agent by written order to exchange or register the transfer of a Note or Notes.

In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the expiration of the holding period referred to in Rule 144 under the Securities Act, the undersigned confirms that such Notes are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

☐	(1)	to the Company or subsidiary thereof; or

☐	(2)	to the Paying Agent for registration in the name of the Holder, without transfer; or

☐	(3)	pursuant to an effective registration statement under the Securities Act of 1933; or

☐	(4)	to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

☐	(5)	pursuant to another available exemption from registration under the Securities Act of 1933.

Unless one of the boxes is checked, the Paying Agent will refuse to register any of the Notes evidenced by this certificate in the name of any Person other than the registered Holder thereof; provided, however, that if box (4) or (5) is checked, the Paying Agent may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Company or the Trustee has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

Your Signature:

Signature Guarantee:

SCHEDULE 1

(to Note Purchase Agreement)

Date: ___________________
Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Paying Agent	Signature of Signature Guarantor

TO BE COMPLETED BY PURCHASER IF (4) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated: ___________________
NOTICE: To be executed by an executive officer

SCHEDULE 1

(to Note Purchase Agreement)

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have all of this Note purchased by the Company pursuant to Section 9.8 of the Note Purchase Agreement, check the box below:

[ ]

If you want to elect to have only part of this Note purchased by the Company pursuant to Section 9.8, state the amount you elect to have purchased:

$_______________

Date: _____________________

Your Signature:
(Sign exactly as your name appears on
the face of this Note)
Tax Identification No.:

Signature Guarantee*: __________________________________

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Paying Agent).

SCHEDULE 1

(to Note Purchase Agreement)

SCHEDULE OF INCREASES AND DECREASES IN THE GLOBAL NOTE*

The initial outstanding principal amount of this Global Note is $__________. The following increases and decreases in this Global Note, have been made:

Date of Increase or Decrease	Amount of decrease in Principal Amount	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease or increase	Signature of authorized signatory of Paying Agent or custodian

*	This schedule should be included only if the Note is issued in global form.

SCHEDULE 1

(to Note Purchase Agreement)